SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ]  Preliminary Proxy Statement

     [ ]  Confidential, for Use of the Commission
          Only (as permitted by Rule 14a-6(e)(2))

     [x]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Under Rule 14a-12


                         The Charles Schwab Corporation
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                (Name or Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

     [x]  No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applied:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing
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          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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







                              2002 PROXY STATEMENT
        ==============================================================









                         THE CHARLES SCHWAB CORPORATION

                                                          LETTER TO STOCKHOLDERS



                                                                   APRIL 1, 2002
DEAR FELLOW STOCKHOLDERS:

We cordially invite you to attend our 2002 annual meeting of stockholders. The meeting will be held on Monday, May 13, 2002, at 2:00 p.m., Pacific time, at The Argent Hotel, 50 Third Street, San Francisco, California.

At the meeting we will:

     o   elect four directors for three-year terms,

     o vote on a proposal to approve an amendment to the Corporate Executive Bonus Plan,

     o vote on a proposal to approve an amendment to the Annual Executive Individual Performance Plan, and

     o   conduct any other business properly coming before the meeting.

We also will report on our corporate performance in 2001 and answer your questions.

We are continuing to make our proxy statement and annual report available over the Internet and to make it possible for all stockholders to vote on the Internet. WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET VOTING. IT IS A SIMPLE PROCESS AND THE LEAST EXPENSIVE WAY FOR US TO PROCESS YOUR VOTE. When you vote on the Internet, you will have the option to enroll in Internet delivery. WE ENCOURAGE STOCKHOLDERS WHO HAVE NOT YET DONE SO TO ENROLL IN INTERNET DELIVERY. IT IS THE LEAST EXPENSIVE AND QUICKEST WAY FOR US TO SEND PROXY MATERIALS TO YOU.

This year, you will find a form in the proxy materials which will enable us, as the SEC now permits, to deliver to households with multiple stockholders just one set of proxy materials. If you live in such a household (and choose not to enroll in Internet delivery), we encourage you to allow us to send your household a single set of proxy materials to help us reduce future proxy printing and distribution costs.

We want to express our appreciation to H. Marshall Schwarz, who retired this past February from his executive officer position with the Company, as well as from the chairmanship of U.S. Trust Corporation (which became a subsidiary of the Company through a merger in May 2000). Because of Mr. Schwarz's retirement, he is not seeking election to a new term on our Board of Directors and his service on our Board will end at the time of our annual meeting. In addition to Mr. Schwarz's valued contributions to the Company as an officer and a director since the merger, he provided 35 years of distinguished service to U. S. Trust. That service included his leadership as U.S. Trust's chairman and chief executive officer throughout the 1990s when U.S. Trust grew into a truly national wealth management firm.

We look forward to seeing you at our annual meeting. If you cannot attend the meeting in person, we hope you will join us via our Webcast.

Sincerely,

CHARLES R. SCHWAB                             DAVID S. POTTRUCK
CHAIRMAN OF THE BOARD AND                     PRESIDENT AND
CO-CHIEF EXECUTIVE OFFICER                    CO-CHIEF EXECUTIVE OFFICER


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[PHOTO OF CHARLES R. SCHWAB AND DAVID S. POTTRUCK]

TABLE OF CONTENTS


NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS..............................    3

PROXY STATEMENT............................................................    4

       QUESTIONS AND ANSWERS...............................................    5

       PROPOSALS TO BE VOTED ON............................................    9

       THE BOARD OF DIRECTORS..............................................   12

       BOARD AND COMMITTEE MEETINGS........................................   17

       COMPENSATION COMMITTEE INTERLOCKS AND
         INSIDER PARTICIPATION.............................................   18

       DIRECTOR COMPENSATION...............................................   19

       PRINCIPAL STOCKHOLDERS..............................................   20

       PERFORMANCE GRAPH...................................................   22

       SUMMARY COMPENSATION TABLE..........................................   23

       OPTION GRANTS.......................................................   26

       OPTIONS EXERCISED...................................................   28

       PENSION PLAN TABLE..................................................   29

       COMPENSATION COMMITTEE REPORT.......................................   30

       AUDIT COMMITTEE REPORT..............................................   37

       AUDITOR INDEPENDENCE................................................   38

       OTHER INFORMATION...................................................   40

         CERTAIN TRANSACTIONS..............................................   40

         SECTION 16(a) BENEFICIAL OWNERSHIP
            REPORTING COMPLIANCE...........................................   41

         STOCKHOLDER PROPOSALS.............................................   41

         EFFECT OF NOT RETURNING PROXY.....................................   41

         COSTS OF PROXY SOLICITATION.......................................   42

         INCORPORATION BY REFERENCE........................................   42

         HOUSEHOLDING......................................................   43

TICKETS AND INTERNET ACCESS TO THE ANNUAL MEETING..........................   44

APPENDIX A

       DESCRIPTION OF CHARLES R. SCHWAB'S EMPLOYMENT AND
         LICENSE AGREEMENTS................................................   45

APPENDIX B

       DESCRIPTION OF H. MARSHALL SCHWARZ'S SEPARATION AND
         EMPLOYMENT AGREEMENTS.............................................   48

APPENDIX C

       DESCRIPTION OF JEFFREY S. MAURER'S EMPLOYMENT
         AGREEMENT.........................................................   50

APPENDIX D

       DESCRIPTION OF THE CORPORATE EXECUTIVE BONUS PLAN...................   52

APPENDIX E

       DESCRIPTION OF THE ANNUAL EXECUTIVE INDIVIDUAL
         PERFORMANCE PLAN..................................................   54

APPENDIX F

       NEW PLAN BENEFITS TABLE.............................................   56

                                   NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS


The 2002 annual meeting of stockholders of The Charles Schwab Corporation will be held on Monday, May 13, 2002, at 2:00 p.m., Pacific time, at The Argent Hotel, 50 Third Street, San Francisco, California, to conduct the following items of business:

     o   elect four directors for three-year terms,

     o vote on a proposal to approve an amendment to the Corporate Executive Bonus Plan,

     o vote on a proposal to approve an amendment to the Annual Executive Individual Performance Plan, and

     o   conduct any other business properly coming before the meeting.

Stockholders who owned shares of our common stock at the close of business on March 14, 2002 are entitled to attend and vote at the meeting and any adjournment or postponement of the meeting. A complete list of registered stockholders will be available prior to the meeting at our principal executive offices at 120 Kearny Street, San Francisco, California 94108.

By Order of the Board of Directors,

/s/CARRIE E. DWYER


CARRIE E. DWYER
EXECUTIVE VICE PRESIDENT,
GENERAL COUNSEL AND
CORPORATE SECRETARY





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THE 2002 ANNUAL MEETING OF STOCKHOLDERS WILL BE HELD ON MONDAY, MAY 13, 2002, AT
2:00 P.M., AT THE ARGENT HOTEL IN SAN FRANCISCO, CALIFORNIA.

PROXY STATEMENT


As a stockholder of The Charles Schwab Corporation, you have a right to vote on certain matters affecting the Company. This proxy statement discusses the proposals you are voting on this year. Please read this proxy statement carefully because it contains important information for you to consider when deciding how to vote. YOUR VOTE IS IMPORTANT.

In this proxy statement, we refer to The Charles Schwab Corporation as the "Company." We also refer to this proxy statement, the proxy card and our 2001 annual report as the "proxy materials."

The Board of Directors is sending proxy materials to you and all other stockholders on or about April 1, 2002. The Board is asking you to vote your shares by completing and returning the proxy card or otherwise submitting your vote in a manner described on pages 5 and 6 of this proxy statement under "Questions and Answers--How Do I Vote?"






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STOCKHOLDERS OWNING COMPANY SHARES AT THE CLOSE OF BUSINESS ON MARCH 14, 2002
ARE ENTITLED TO ATTEND AND VOTE AT THE MEETING.

                                                           QUESTIONS AND ANSWERS



Q: WHO CAN VOTE AT THE ANNUAL MEETING?

A: Stockholders who owned Company common stock on March 14, 2002 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 1,370,705,388 shares of Company common stock outstanding on March 14, 2002.

Q: WHAT IS IN THIS PROXY STATEMENT?

A: This proxy statement describes the proposals on which we would like you, as a stockholder, to vote. It also gives you information on the proposals, as well as other information, so that you can make an informed decision.

Q: WHAT IS THE PROXY CARD?

A: The proxy card enables you to appoint Charles R. Schwab and David S. Pottruck as your representatives at the annual meeting. By completing and returning the proxy card, you are authorizing Mr. Schwab and Mr. Pottruck to vote your shares at the meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.

Q: WHAT AM I VOTING ON?

A:  We are asking you to vote on:

     o   the election of four directors for terms of three years,

     o a proposal to approve an amendment to the Corporate Executive Bonus Plan, and

     o a proposal to approve an amendment to the Annual Executive Individual Performance Plan.

The section entitled "Proposals To Be Voted On," beginning on page 9, gives you more information on these matters.

Q: HOW DO I VOTE?

A:  YOU MAY VOTE BY MAIL.

You do this by completing and signing your proxy card and mailing it in the enclosed prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

     o   as you instruct, and

     o according to the best judgment of Mr. Schwab and Mr. Pottruck if a proposal comes up for a vote at the meeting that is not on the proxy card.

If you do not mark your voting instructions on the proxy card, your shares will be voted:

     o   FOR the four named nominees for directors,

     o   FOR approval of an amendment to the Corporate Executive Bonus Plan,

     o FOR approval of an amendment to the Annual Executive Individual Performance Plan, and

     o according to the best judgment of Mr. Schwab and Mr. Pottruck if a proposal comes up for a vote at the meeting that is not on the proxy card.



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WHO CAN VOTE AT THE ANNUAL MEETING?

WHAT IS IN THIS PROXY STATEMENT?

WHAT IS THE PROXY CARD?

WHAT AM I VOTING ON?

HOW DO I VOTE?

QUESTIONS AND ANSWERS


YOU MAY VOTE BY TELEPHONE.

You do this by following the "Vote by Telephone" instructions that came with your proxy statement. If you vote by telephone, you do not have to mail in your proxy card.

YOU MAY VOTE ON THE INTERNET.

You do this by following the "Vote by Internet" instructions that came with your proxy statement. If you vote on the Internet, you do not have to mail in your proxy card.

YOU MAY VOTE IN PERSON AT THE MEETING.

We will pass out written ballots to anyone who wants to vote in person at the meeting. However, if you hold your shares in street name, you must request a proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.

Q: HOW DO I VOTE MY DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN SHARES?

A: If you participate in the Dividend Reinvestment and Stock Purchase Plan managed by our transfer agent, Wells Fargo Bank Minnesota, N.A., the proxy card you receive from Wells Fargo will include your Company shares held under that plan.

If you participate in our Dividend Reinvestment and Stock Purchase Plan through the Company's principal brokerage subsidiary, Charles Schwab & Co., Inc., the proxy card you receive from that firm will include Company shares held in your brokerage account under that plan.

WE ENCOURAGE YOU TO EXAMINE YOUR PROXY CARD AND VOTING INSTRUCTIONS CLOSELY TO MAKE SURE YOU ARE VOTING ALL OF YOUR COMPANY SHARES.

Q: HOW DO I VOTE MY RETIREMENT PLAN SHARES?

A: The proxy card you receive from our transfer agent will include your Company shares, if any, held under The SchwabPlan Retirement Savings and Investment Plan and under the U.S. Trust Corporation 401(k) Plan. By completing and returning your proxy card, you provide voting instructions:

     o to the transfer agent for shares you hold in your individual name at Wells Fargo Bank Minnesota, N.A., and

     o to these plans' purchasing agents for shares you hold through these plans.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete and return all proxy cards to ensure that all your shares are voted.

Unless you need multiple accounts for specific purposes, it may be less confusing if you consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address.



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HOW DO I VOTE MY DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN SHARES?

HOW DO I VOTE MY RETIREMENT PLAN SHARES?

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

                                                           QUESTIONS AND ANSWERS


Q: WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: You may revoke your proxy and change your vote by:

     o signing another proxy card with a later date and returning it before the polls close at the meeting,

     o voting by telephone or on the Internet before 12:00 p.m., Central time, on May 10, 2002 (your LATEST telephone or Internet vote is counted), or

     o   voting at the meeting.

Q: HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A: To hold the meeting and conduct business, a majority of the Company's outstanding shares as of March 14, 2002 must be present at the meeting. This is called a quorum.

Shares are counted as present at the meeting if the stockholder either:

     o   is present and votes in person at the meeting, or

     o has properly submitted a proxy (including voting by telephone or over the Internet).

Q: HOW MANY VOTES MUST THE NOMINEES RECEIVE TO BE ELECTED AS DIRECTORS?

A: Because four directors are to be elected at the annual meeting, the four individuals receiving the highest number of votes FOR election will be elected.

Q: HOW MANY VOTES MUST THE AMENDMENT TO THE CORPORATE EXECUTIVE BONUS PLAN RECEIVE TO BE APPROVED?

A: The amendment to the Corporate Executive Bonus Plan will be approved if a majority of the shares present at the meeting in person or by proxy vote FOR approval.

Q: HOW MANY VOTES MUST THE AMENDMENT TO THE ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN RECEIVE TO BE APPROVED?

A: The amendment to the Annual Executive Individual Performance Plan will be approved if a majority of the shares present at the meeting in person or by proxy vote FOR approval.

Q: WHAT HAPPENS IF A DIRECTOR NOMINEE IS UNABLE TO STAND FOR ELECTION?

A: The Board may reduce the number of directors or select a substitute nominee. In the latter case, if you have completed and returned your proxy card, Charles
R. Schwab and David S. Pottruck can vote your shares for a substitute nominee. They cannot vote for more than four nominees.



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WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

HOW MANY VOTES MUST THE NOMINEES RECEIVE TO BE ELECTED AS DIRECTORS?

HOW MANY VOTES MUST THE AMENDMENT TO THE CORPORATE EXECUTIVE BONUS PLAN RECEIVE TO BE APPROVED?

HOW MANY VOTES MUST THE AMENDMENT TO THE ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN RECEIVE TO BE APPROVED?

WHAT HAPPENS IF A DIRECTOR NOMINEE IS UNABLE TO STAND FOR ELECTION?

QUESTIONS AND ANSWERS


Q: HOW ARE VOTES COUNTED?

A: You may vote either "for" each director nominee or withhold your vote from any one or more of the nominees.

You may vote "for" or "against" or "abstain" from voting on each of the proposals to approve an amendment to the Corporate Executive Bonus Plan and an amendment to the Annual Executive Individual Performance Plan. If you abstain from voting on either proposal, it will have the same effect as a vote "against" the proposal.

If you give your proxy without voting instructions, your shares will be counted as a vote FOR each director nominee and FOR the proposals to approve the amendments to the Corporate Executive Bonus Plan and the Annual Executive Individual Performance Plan.

Voting results are tabulated and certified by our transfer agent, Wells Fargo Bank Minnesota, N.A.

Q: IS MY VOTE KEPT CONFIDENTIAL?

A: Proxies, ballots and voting tabulations identifying stockholders are kept confidential by the Company's transfer agent and will not be disclosed except as may be necessary to meet legal requirements.

Q: HOW DO I ACCESS THE ANNUAL MEETING ON THE INTERNET?

A: For information on how to receive the real-time broadcast of the annual meeting over the Internet, go to WWW.SCHWABEVENTS.COM.

Q: WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the annual meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2002. We will file that report with the Securities and Exchange Commission in mid-August, and you can get a copy by contacting our Investor Relations Hotline at (415) 636-2787 or the SEC at (800) SEC-0330 for the location of its nearest public reference room. You can also get a copy on the Internet at WWW.SCHWAB.COM by clicking on "About Schwab--Investor Relations--Financials" or through the SEC's electronic data system called EDGAR at WWW.SEC.GOV.



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HOW ARE VOTES COUNTED?

IS MY VOTE KEPT CONFIDENTIAL?

HOW DO I ACCESS THE ANNUAL MEETING ON THE INTERNET?

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

                                                        PROPOSALS TO BE VOTED ON


1. ELECTION OF DIRECTORS

Nominees for directors this year are Frank C. Herringer, Stephen T. McLin, Charles R. Schwab, and Roger O. Walther.

Each nominee is presently a director of the Company and has consented to serve a new three-year term.

THE BOARD RECOMMENDS A VOTE FOR THESE NOMINEES.

2. APPROVAL OF AMENDMENT TO CORPORATE EXECUTIVE BONUS PLAN

We are asking stockholders to approve an amendment to the Corporate Executive Bonus Plan. This bonus plan covers certain executive officer participants selected by the Board Compensation Committee, but Chairman and Co-Chief Executive Officer Charles R. Schwab is not eligible to participate in the Plan. (His incentive compensation is covered by his employment agreement.) Stockholders last approved the plan in 2000. In February 2002, the Board Compensation Committee approved the amendment to the plan, as described below, and the Board approved the Compensation Committee's recommendation to submit the amendment to the stockholders for approval. We will be able to achieve the desired flexibility in setting performance goals and criteria and the desired tax results for certain bonus payments under the plan only if stockholders approve the amendment.

The plan provides for the payment of bonuses to the Company's executive officers, based on the Company's attainment of corporate performance objectives. The amendment to the plan would allow the Compensation Committee to select the appropriate performance measures to be used in determining the amount available for the payment of bonuses under the plan. The Compensation Committee would be able to select from among the following performance measures at the beginning of each year after a review of corporate goals and objectives: revenue growth, operating revenue growth, consolidated pre-tax profit margin, consolidated pre-tax operating profit margin, client net new assets growth, stockholder return, return on net assets, earnings per share, return on equity, and return on investment. (Operating revenue growth excludes non-operating revenue, which in 2001 primarily consisted of a gain on the sale of an investment. Pre-tax operating profit represents an adjusted operating income measure, which in 2001 excluded an extraordinary gain, non-operating revenue, restructuring and other charges, and merger- and acquisition-related costs.) The plan currently limits the performance measures to specific annual revenue growth and profitability objectives. For more information about the plan, see the description of its terms in Appendix D of this proxy statement.

Section 162(m) of the Internal Revenue Code authorizes tax deductions for certain executive compensation in excess of $1 million only if such compensation is based on performance and the plan under which it is paid is approved by stockholders. If stockholders approve the amendment to the Corporate Executive Bonus Plan and the Company complies with certain other requirements set forth in
Section 162(m), payments to executive



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ELECTION OF DIRECTORS

o FRANK C. HERRINGER

o STEPHEN T. MCLIN

o CHARLES R. SCHWAB

o ROGER O. WALTHER

APPROVAL OF AMENDMENT TO CORPORATE EXECUTIVE BONUS PLAN

PROPOSALS TO BE VOTED ON


officers under the plan will qualify for deduction under Section 162(m). If stockholders do not approve the amendment to the plan, bonus payments to certain executive officers, or portions of such bonus payments, which are determined on the basis of any of the proposed new performance measures, may not qualify for deduction under Section 162(m), to the extent that certain compensation paid to any such executive officer in any calendar year exceeds $1 million. In that case, the Company may not be able to deduct for tax purposes all compensation paid to the affected executive officers.

The Company believes that the plan changes will allow the Compensation Committee to focus on annually selecting the appropriate financial performance measures to motivate the participants to achieve the business plan for that year. The Company also believes that the changes are consistent with the Company's compensation philosophy of emphasizing variable compensation based on the Company's financial performance.

Currently, the Compensation Committee has the authority to amend the plan without stockholders' approval in ways that could increase the cost of the plan or change the allocation of benefits among the participants.

See the table in Appendix F for the amounts that, would have been payable for 2000 and 2001 under the Corporate Executive Bonus Plan, based on certain assumptions, if the proposed amendment to the plan had been in effect for those years.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CORPORATE EXECUTIVE BONUS PLAN.

3. APPROVAL OF AMENDMENT TO ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN

We are asking stockholders to approve an amendment to the Annual Executive Individual Performance Plan. This bonus plan covers certain executive officer participants selected by the Board Compensation Committee, but Co-Chief Executive Officers Charles R. Schwab and David S. Pottruck are not eligible to participate in the plan. (Mr. Schwab's incentive compensation is covered by his employment agreement, and all of Mr. Pottruck's bonus compensation is payable under the Corporate Executive Bonus Plan.) Stockholders last approved the plan in 2001. In February 2002, the Board Compensation Committee approved the amendment to the plan, as described below, and the Board approved the Compensation Committee's recommendation to submit the amendment to the stockholders for approval. We will be able to achieve the desired flexibility in setting performance goals and criteria and the desired tax results for certain bonus payments under the plan only if stockholders approve the amendment.

The plan provides for the payment of bonuses to the Company's executive officers, based on the Company's attainment of corporate performance objectives. The amendment to the plan would allow the Compensation Committee to select the appropriate performance measures to be utilized in determining the amount available for the payment of bonuses under the plan. The Compensation Committee would be able

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APPROVAL OF AMENDMENT TO ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN

                                                        PROPOSALS TO BE VOTED ON


to select from among the following performance measures at the beginning of each year after a review of corporate goals and objectives: revenue growth, operating revenue growth, consolidated pre-tax profit margin, consolidated pre-tax operating profit margin, client net new assets growth, stockholder return, return on net assets, earnings per share, return on equity, and return on investment. The plan currently limits the performance measures to specific annual revenue growth and profitability objectives. For more information about the plan, see the description of its terms in Appendix E of this proxy statement.

Section 162(m) of the Internal Revenue Code authorizes tax deductions for certain executive compensation in excess of $1 million only if such compensation is based on performance and the plan under which it is paid is approved by stockholders. If stockholders approve the amendment to the Annual Executive Individual Performance Plan, and the Company complies with certain other requirements set forth in Section 162(m), payments to executive officers under the plan will qualify for deduction under Section 162(m). If stockholders do not approve the amendment to the plan, bonus payments to certain executive officers, or portions of such bonus payments, which are determined on the basis of any of the proposed new performance measures, may not qualify for deduction under
Section 162(m), to the extent that certain compensation paid to any such executive officer in any calendar year exceeds $1 million. In that case, the Company may not be able to deduct for tax purposes all compensation paid to the affected executive officers.

The Company believes that the plan changes will allow the Compensation Committee to focus on annually selecting the appropriate financial performance measures to motivate the participants to achieve the business plan for that year. The Company also believes that the changes are consistent with the Company's compensation philosophy of emphasizing variable compensation based on the Company's financial performance.

Currently, the Compensation Committee has the authority to amend the plan without stockholders' approval in ways that could increase the cost of the plan or change the allocation of benefits among the participants.

See the table in Appendix F for the amounts that, would have been payable for 2000 and 2001 under the Annual Executive Individual Performance Plan, based on certain assumptions, if the proposed amendment to the plan had been in effect for those years.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN.

OTHER BUSINESS

The Board knows of no other business to be considered at the meeting. However, if:
     o other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, and

     o   you have properly submitted your proxy,

then Charles R. Schwab and David S. Pottruck will vote your shares on those matters according to their best judgment.

[side bar]

OTHER BUSINESS

THE BOARD OF DIRECTORS


NANCY H. BECHTLE
DIRECTOR SINCE 1992

Ms. Bechtle, age 64, served as President and Chief Executive Officer of the San Francisco Symphony from 1987 until December 2001, and has served as a member of the San Francisco Symphony Board of Governors since 1984. She was a director and Chief Financial Officer of J.R. Bechtle & Co., an international consulting firm, from 1979 to 1998. Ms. Bechtle also has served as Chairman and Chief Executive Officer of Sugar Bowl Ski Resort, and as a director of Sugar Bowl Corporation, since 1998. Ms. Bechtle's term expires in 2003.

C. PRESTON BUTCHER
DIRECTOR SINCE 1988

Mr. Butcher, age 63, has been Chairman and Chief Executive Officer of Legacy Partners (formerly Lincoln Property Company N.C., Inc.), a real estate development and management firm, since 1998. Mr. Butcher served as President, Chief Executive Officer and Regional Partner of Lincoln Property Company N.C., Inc. from 1967 until 1998. Mr. Butcher's term expires in 2003.

DONALD G. FISHER
DIRECTOR SINCE 1988

Mr. Fisher, age 73, is Chairman of the Board of Gap, Inc., a nationwide specialty retail clothing chain. He was also Chief Executive Officer of Gap, Inc. from 1969 to November 1995. Mr. Fisher has been a trustee of the Presidio Trust by appointment of former President Clinton since 1997. He is a member of the California State Board of Education and served on the Advisory Council for the Office of the U.S. Trade Representative from 1987 until 1998. Mr. Fisher's term expires in 2004.

ANTHONY M. FRANK
DIRECTOR SINCE 1993

Mr. Frank, age 70, has been Founding Chairman of Belvedere Capital Partners, a general partner of an investment fund specializing in financial institutions, since 1993. From 1988 until 1992, Mr. Frank served as Postmaster General of the United States. Mr. Frank is a director of Temple-Inland, Inc., a maker of containers, cardboard products and building products and a provider of financial services; Cotelligent, Inc., an information technology services company; and Bedford Properties Investors and Crescent Real Estate Equities, both real estate investment trusts. Mr. Frank previously served as a director of the Company from April 1987 until February 1988 and from March 1992 until April 1993. He rejoined the Board in December 1993. Mr. Frank's term expires in 2004.

[side bar]

BIOGRAPHIES

o NANCY H. BECHTLE

o C. PRESTON BUTCHER

o DONALD G. FISHER

o ANTHONY M. FRANK

                                                          THE BOARD OF DIRECTORS


FRANK C. HERRINGER
DIRECTOR SINCE 1996

Mr. Herringer, age 59, has been Chairman of the Board of Transamerica Corporation, a financial services company, since 1996. He served as Chief Executive Officer of Transamerica from 1991 to 1999 and President from 1986 to 1999, when Transamerica was acquired by Aegon N.V. From the date of the acquisition until May 2000, Mr. Herringer served on the Executive Board of Aegon N.V. and as Chairman of the Board of Aegon U.S.A. Mr. Herringer is also a director of Unocal Corporation, an oil company; and Mirapoint, Inc., an Internet message infrastructure equipment developer. Mr. Herringer is a nominee for election this year.

JEFFREY S. MAURER
DIRECTOR SINCE 2000

Mr. Maurer, age 54, has been an Executive Vice President of the Company since May 2000. He has been Chairman and Chief Executive Officer of U.S. Trust Corporation and United States Trust Company of New York (each of which is a subsidiary of the Company) since February 2002 and is a director of both companies. Mr. Maurer joined United States Trust Company in 1970 and became Senior Vice President in November 1980, Executive Vice President in May 1986, and manager of the Asset Management and Private Banking Group in 1988. Mr. Maurer was named President in February 1990, Chief Operating Officer in December 1994, Chief Executive Officer in January 2001 and Chairman and Chief Executive Officer in February 2002. Mr. Maurer is also a director of forbes.com, an Internet media company; and the Greater New York Mutual Insurance Companies, a property and casualty insurance company. Mr. Maurer's term expires in 2004.

STEPHEN T. MCLIN
DIRECTOR SINCE 1988

Mr. McLin, age 55, has been Chairman and Chief Executive Officer of STM Holdings LLC, which offers merger and acquisition advice for technology companies, since 1998. From 1987 until 1998, he was President and Chief Executive Officer of America First Financial Corporation, a finance and investment banking firm. Mr. McLin is a director of BCG ValueScience, Inc., a joint venture of the Boston Consulting Group and ValueScience, Inc.; and Your:)Bank.com, a wholly-owned subsidiary of Gateway, Inc., a computer company. Mr. McLin is a nominee for election this year.

DAVID S. POTTRUCK
DIRECTOR SINCE 1994

Mr. Pottruck, age 53, is President and Co-Chief Executive Officer of the Company. He became President in 1992, and Co-Chief Executive Officer in January 1998. He was also the Company's Chief Operating Officer from 1994 until September 1998. He became

[side bar]

BIOGRAPHIES

o FRANK C. HERRINGER

o JEFFREY S. MAURER

o STEPHEN T. MCLIN

o DAVID S. POTTRUCK

THE BOARD OF DIRECTORS


Chief Executive Officer of Charles Schwab & Co., Inc., the Company's principal brokerage subsidiary, in 1992. Mr. Pottruck is currently a director of U.S. Trust Corporation and United States Trust Company of New York (each of which is a subsidiary of the Company); the Nasdaq Stock Market; Intel Corporation, a maker of microcomputer components and related products; and DoveBid, Inc., a provider of online business-to-business capital asset auctions and valuation services. Mr. Pottruck's term expires in 2003.

ARUN SARIN
DIRECTOR SINCE 1998

Mr. Sarin, age 47, is Chief Executive Officer of Accel-KKR Telecom, a venture focused on telecommunications industry investments. He served as Chief Executive Officer of Infospace, Inc., a provider of Internet infrastructure services, between April 2000 and January 2001. From July 1999 until April 2000, he was Chief Executive Officer of USA/Asia Pacific Region of Vodafone Group Plc, a wireless telecommunications services company. He served as President and Chief Operating Officer of AirTouch Communications, Inc. from 1997 until July 1999, and prior to his appointment to these positions in 1997, Mr. Sarin was President and Chief Executive Officer of AirTouch International. Mr. Sarin joined AirTouch (formerly Pacific Telesis Group) in 1984 and held a variety of positions, including Vice President and General Manager, Vice President--Chief Financial Officer and Controller, and Vice President of Corporate Strategy. Mr. Sarin is a director of Vodafone Group Plc; Cisco Systems, Inc., a computer networking company; and Gap, Inc. Mr. Sarin's term expires in 2004.

CHARLES R. SCHWAB
DIRECTOR SINCE 1986

Mr. Schwab, age 64, was a founder of Charles Schwab & Co., Inc. in 1971, and has been its Chairman since 1978. He has been Chairman and a director of the Company since its incorporation in 1986. He also served as Chief Executive Officer from 1986 until January 1998, when he and David S. Pottruck became Co-Chief Executive Officers. Mr. Schwab is a director of U.S. Trust Corporation and United States Trust Company of New York (each of which is a subsidiary of the Company); Gap, Inc.; Siebel Systems, Inc., a company that provides support for software systems; and Xign, Inc., a developer of electronic payment systems using digitally signed electronic check technology. He is also a trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, all registered investment companies. Mr. Schwab is a nominee for election this year.

GEORGE P. SHULTZ
DIRECTOR SINCE 1997

Dr. Shultz, age 81, is Professor Emeritus of International Economics at the Graduate School of Business at Stanford University, and a Distinguished Fellow at the Hoover Institution. He has held United States government positions as Secretary of Labor (1969-

[side bar]

BIOGRAPHIES

o ARUN SARIN

o CHARLES R. SCHWAB

o GEORGE P. SHULTZ

                                                          THE BOARD OF DIRECTORS


1970), Director of the Office of Management and Budget (1970-1972), Secretary of the Treasury (1972-1974) and Secretary of State (1982-1989). In 1989, he was awarded the Medal of Freedom, the nation's highest civilian honor. Dr. Shultz is a director of Bechtel Group, Inc., a provider of engineering, construction and related management services; Fremont Group, Inc., an investment company; Gilead Sciences, Inc., a biotechnology company; and UNext, a provider of business education and training over the Internet. He is also Chairman of J.P. Morgan Chase's International Advisory Council and Chairman of the Advisory Board of Infrastructure World, an Internet-based intermediary in infrastructure projects. He was President of Bechtel Group, Inc. from 1974 to 1982. Dr. Shultz's term expires in 2003.

ROGER O. WALTHER
DIRECTOR SINCE 1989

Mr. Walther, age 66, has served as Chairman and Chief Executive Officer of Tusker Corporation, a real estate and business management company, since August 1997. He served as Chairman and Chief Executive Officer of ELS Educational Services, Inc., a provider in the United States of courses in English as a second language between 1992 and 1997. Mr. Walther was President, Chief Executive Officer and a director of AIFS, Inc., which designs and markets educational and cultural programs internationally, from 1964 to February 1993. Since 1985, Mr. Walther has served as Chairman and has been a director of First Republic Bank. Mr. Walther is a nominee for election this year.

NUMBER OF DIRECTORS AND TERMS

The authorized number of directors is fourteen. The Company currently has thirteen directors, which leaves one vacant seat on the Board. Board members have had discussions with Paula A. Sneed, whose biographical information appears below, about her joining the Board in April 2002 and filling that existing vacant seat.

Four of the current thirteen directors are nominees for election this year. Eight of the current directors will continue to serve the terms described in their biographies. The term of the remaining director, H. Marshall Schwarz, will end at the time of our annual meeting. Because of Mr. Schwarz's retirement from his executive officer position with the Company and from the chairmanship of U.S. Trust Corporation, a subsidiary of the Company, he is not seeking election to a new term on the Company's Board. Consequently, after the annual meeting there will be one new vacant seat on the Board.

Our directors serve staggered terms. This is accomplished as follows:

     o each director who is elected at an annual meeting of stockholders serves a three-year term,

     o   the directors are divided into three classes,

     o   the classes are as nearly equal in number as possible, and

     o   the term of each class begins on a staggered schedule.

[side bar]

BIOGRAPHIES

o ROGER O. WALTHER

NUMBER OF DIRECTORS AND TERMS

THE BOARD OF DIRECTORS


PAULA A. SNEED

Based upon discussions between Board members and Paula A. Sneed, the Board expects to vote on her nomination for election as a director in April 2002 to fill the existing vacant seat on the Board. Biographical information on Ms. Sneed appears below:

Ms. Sneed, age 54, has been Group Vice President and President of E-Commerce and Marketing Services of Kraft Foods, Inc., the largest branded food and beverage company headquartered in the United States, since September 2000. She joined General Foods Corporation (which later merged with Kraft Foods) in 1977 and has held a variety of management positions, including Vice President, Consumer Affairs; Vice President and President, Foodservice Division; Executive Vice President and General Manager, Desserts Division; Executive Vice President and General Manager, Dinners and Enhancers Division; Senior Vice President, Marketing Service, and Chief Marketing Officer. Ms. Sneed is a member of the board of directors of Airgas, Inc., a national distributor of industrial, medical and specialty gases and related equipment; and Hercules, Inc., a leading manufacturer and marketer of specialty chemicals and related services for a broad range of business, consumer and industrial applications.

[side bar]

BIOGRAPHY

o PAULA A. SNEED

                                                    BOARD AND COMMITTEE MEETINGS


The Board held eight regular meetings and two special meetings in 2001. Each director attended at least 75% of all Board and applicable committee meetings during 2001. This table describes the Board's committees. The Board does not have a nominating committee or a committee serving a similar function.


NAME OF COMMITTEE                  FUNCTIONS                                                     NUMBER OF
AND MEMBERS                        OF THE COMMITTEE                                              MEETINGS IN 2001
-------------------------------    -----------------------------------------------------------   -----------------
AUDIT                              o  reviews the integrity of the financial reporting process          4
                                   o  reviews the adequacy of internal controls
Nancy H. Bechtle                   o  reviews the audit process, including the performance of
C. Preston Butcher                    internal and external auditors and independence of
Donald G. Fisher                      external auditors
Anthony M. Frank                   o  recommends to the Board the selection of independent
Frank C. Herringer                    auditors
Stephen T. McLin *
Arun Sarin

-------------------------------    -----------------------------------------------------------   -----------------
COMPENSATION                       o  determines the compensation of the Co-Chief Executive             8
                                      Officers and other executive officers
Nancy H. Bechtle                   o  reviews and approves:
C. Preston Butcher                    o  executive compensation philosophy
Stephen T. McLin                      o  programs for annual and long-term executive
George P. Shultz                          compensation
Roger O. Walther *                    o  other executive programs
                                   o  has authority to grant options and other equity awards
                                      under stock incentive plans and bonus awards under
                                      executive incentive plans


-------------------------------    -----------------------------------------------------------   -----------------
CUSTOMER QUALITY ASSURANCE         o  assesses service quality                                          2
                                   o  reviews results of client satisfaction surverys
Nancy H. Bechtle                   o  proposes initiatives to research service quality
Donald G. Fisher
Anthony M. Frank*
Frank C. Herringer
Jeffrey S. Maurer
Arun Sarin
Charles R. Schwab
H. Marshall Schwarz
George P. Shultz
Roger O. Walther


*Chairperson

[side bar]

THIS TABLE DESCRIBES THE BOARD COMMITTEES.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


During 2001:

     o none of the members of the Board Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

     o none of the members of the Board Compensation Committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any of its subsidiaries in which the amount involved exceeds $60,000;

     o none of the Company's executive officers served on the compensation committee (or another board committee with similar functions or, if there was no such committee, the entire board of directors) of another entity where one of that entity's executive officers served on the Company's Board Compensation Committee or otherwise served on the Company's Board; and

     o none of the Company's executive officers was a director of another entity where one of that entity's executive officers served on the Company's Board Compensation Committee.

[side bar]

DURING 2001, OUR BOARD COMPENSATION COMMITTEE CONSISTED OF ALL NON-EMPLOYEE DIRECTORS, AND WE DID NOT HAVE ANY COMPENSATION COMMITTEE INTERLOCKS.

                                                           DIRECTOR COMPENSATION


We do not pay directors who are also officers of the Company additional compensation for their service as directors.

In 2001, compensation for non-employee directors included the following:

     o   an annual retainer of $35,000,

     o   $2,000 for each Board meeting attended,

     o $500 for each Board committee meeting attended on the same day as a Board meeting, and $1,000 for each other Board committee meeting attended, and

     o   an annual retainer of $3,000 to committee chairpersons.

Directors also are reimbursed for expenses of attending Board and committee meetings.

On September 24, 2001, non-employee directors also received a special Board recognition grant of options on 12,500 shares of Company common stock, with a per share exercise price of $10.20, the closing price of Company common stock on the grant date. The options vested immediately and expire ten years after the grant date.

Non-employee directors may participate in the Directors' Deferred Compensation Plan. Since January 2000, this plan has allowed non-employee directors to defer receipt of all or a portion of their directors' fees and, at their election, to either:

     o   receive a grant of stock options which:

         o have a fair value on the grant date equal to the amount of the deferred fees (as determined under an appropriate options valuation method),

         o have an option exercise price equal to the fair market value of Company common stock on the date the deferred fee amount would have been paid, and

         o vest immediately upon grant and generally expire ten years after the grant date,
                                     - or -

     o invest the amount of the deferred fees in shares of Company common stock to be held in a trust and distributed to the director (in shares) when the director leaves the Board.

At the annual meeting on May 7, 2001, stockholders approved the 2001 Stock Incentive Plan. That plan provides for annual, automatic option grants to non-employee directors. The number of shares underlying each option grant to each non-employee director is determined by dividing $150,000 by the closing price of Company common stock on the grant date. Each such grant for 2001, which was made on May 15, 2001, consisted of options on 7,654 shares of Company common stock, with a per share exercise price of $19.60.

Before the approval of the 2001 Stock Incentive Plan, the annual, automatic option grant to each non-employee director under the 1992 Stock Incentive Plan consisted of either:

     o options on 2,500 shares of Company common stock if the closing price of the stock on the grant date was $35 or more, or

     o options on 3,500 shares of Company common stock if the closing price of the stock on the grant date was less than $35.

[side bar]

THE COMPANY PAYS ITS DIRECTORS WITH CASH AND EQUITY-BASED COMPENSATION.

PRINCIPAL STOCKHOLDERS


This table shows how much Company common stock is beneficially owned by the directors, certain executive officers and owners of 5% or more of the outstanding shares of Company common stock, as of March 14, 2002.


AMOUNT AND NATURE OF SHARES BENEFICIALLY OWNED

                                                NUMBER OF          RIGHT TO         RESTRICTED       PERCENT OF
                                              SHARES OWNED         ACQUIRE            STOCK         OUTSTANDING
NAME                                             (#) (1)           (#) (2)           (#) (3)           SHARES
---------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB (4)                            261,620,674         5,355,000                 0             19.4%

FMR CORP. (5)                                    107,117,636                 0                 0              7.8%

DAVID S. POTTRUCK (6)                              6,248,641        10,178,481                 0              1.2%

NANCY H. BECHTLE                                     238,474           115,185                 0                *

C. PRESTON BUTCHER (7)                             1,026,799           198,440                 0                *

DONALD G. FISHER (8)                               4,560,561            27,654                 0                *

ANTHONY M. FRANK                                     547,500           122,888                 0                *

FRANK C. HERRINGER (9)                                95,386           144,009                 0                *

JEFFREY S. MAURER                                    559,415            46,875            15,000                *

STEPHEN T. MCLIN (10)                                152,726           120,385                 0                *

ARUN SARIN                                             3,000            73,531                 0                *

H. MARSHALL SCHWARZ (11)                             554,707             9,375                 0                *

GEORGE P. SHULTZ                                      67,500           124,694                 0                *

ROGER O. WALTHER (12)                                155,784           123,960                 0                *

DAWN GOULD LEPORE (13)                               597,899           823,655                 0                *

JOHN PHILIP COGHLAN                                1,028,337         1,172,174            78,750                *

LON GORMAN                                           149,465           528,569                 0                *

DIRECTORS AND CURRENT EXECUTIVE OFFICERS
  AS A GROUP (18 PERSONS) (14)                   278,155,658        20,198,762           127,500             21.5%
 * Less  than 1%

 (1) Includes shares for which the named person:

     o   has sole voting and investment power,

     o   has shared voting and investment power with his or her spouse, or

     o holds in an account under The SchwabPlan Retirement Savings and Investment Plan or the U.S. Trust Corporation 401(k) Plan, unless otherwise indicated in the footnotes.

     Excludes shares
     that:

     o   may be acquired through stock option exercises, or

     o   are restricted stock holdings.

 (2) Shares that can be acquired through stock option exercises through May 13, 2002.

 (3) Shares subject to a vesting schedule, forfeiture risk and other restrictions.

[side bar]

A FUNDAMENTAL TENET OF THE COMPANY'S COMPENSATION POLICY IS THAT SIGNIFICANT EQUITY PARTICIPATION CREATES A VITAL LONG-TERM PARTNERSHIP BETWEEN MANAGEMENT AND OTHER STOCKHOLDERS.

                                                          PRINCIPAL STOCKHOLDERS


(4)  Includes 7,977,765 shares held by Mr. Schwab's spouse.

     Includes 45,203,958 shares held by a limited liability company.

     Includes the following shares for which Mr. Schwab disclaims beneficial ownership:

     o   15,511,185 shares held by a non-profit public benefit corporation.

     o   6,000 shares held in a trust for which Mr. Schwab acts as trustee.

     Includes the following shares for which Mr. Schwab may be deemed to have shared voting and investment power, but disclaims beneficial ownership:

     o 1,905,622 shares held by investment companies and managed by a wholly-owned subsidiary of the Company.

     Mr. Schwab's address is c/o The Charles Schwab Corporation, 120 Kearny Street, San Francisco, California 94108.

(5) Includes shares held by Fidelity Management & Research Company and other subsidiaries of FMR Corp. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

(6)  Includes 75,893 shares held by Mr. Pottruck's spouse and children.

     Includes 478,064 shares held in trusts for which Mr. Pottruck acts as trustee.

     Includes 260,936 shares held by a non-profit public benefit corporation.

(7)  Includes 274,363 shares held by Mr. Butcher's spouse.

(8) Includes the following shares for which Mr. Fisher has shared voting and investment power, but disclaims beneficial ownership:

     o   390,000 shares held by a non-profit public benefit corporation.

(9)  Includes 50,625 shares held by Mr. Herringer's spouse.

(10) Includes 13,781 shares held by a non-profit public benefit corporation established by Mr. Mclin.

(11) Includes 56,385 shares held by a non-profit public benefit corporation established by Mr. Schwarz.

(12) Includes 26,766 shares held by Mr. Walther's spouse.

(13) Includes 21,057 shares held by Ms. Lepore's spouse.

(14) In addition to the officers and directors named in this table, two other executive officers are members of the group. The group does not include persons who were not executive officers as of March 14, 2002, although they were executive officers prior to that date in 2002 and/or 2001.

PERFORMANCE GRAPH


The following graph shows a five-year comparison of cumulative total returns for Company common stock, the Dow Jones Securities Brokerage Group Index and the Standard & Poor's 500 Index, each of which assumes an initial investment of $100 and reinvestment of dividends.


COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN



[GRAPH GOES HERE]





                                   12/31/96       12/31/97       12/31/98        12/31/99       12/31/00    12/31/01
--------------------------------------------------------------------------------------------------------------------
THE CHARLES SCHWAB CORPORATION       $100           $198           $399            $544           $606       $331

DOW JONES SECURITIES BROKERAGE
GROUP INDEX                          $100           $183           $213            $332           $413       $315

STANDARD & POOR'S
500 INDEX                            $100           $133           $171            $208           $189       $166


[side bar]

THIS GRAPH COMPARES FIVE-YEAR CUMULATIVE TOTAL RETURNS FOR COMPANY COMMON STOCK, THE DOW JONES SECURITIES BROKERAGE GROUP INDEX AND THE STANDARD AND POOR'S 500 INDEX.

                                                      SUMMARY COMPENSATION TABLE


This table shows, for the last three years, compensation information for the Company's Co-Chief Executive Officers and the next five most highly compensated executive officers. We refer to each of these officers as a "named executive officer."(1)


SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM COMPENSATION
                                          ANNUAL COMPENSATION                           AWARDS
-------------------------------------------------------------------------------------------------------------------------
                                                              OTHER ANNUAL      RESTRICTED    SECURITIES     ALL OTHER
 NAME AND                            SALARY                    COMPENSATION     STOCK AWARDS   UNDERLYING   COMPENSATION
 PRINCIPAL POSITION         YEAR    ($) (2)    BONUS ($)         ($) (3)         ($) (4)       OPTIONS (#)     ($) (5)
-------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB           2001   $650,003            0              --                  0   1,116,000          $8,750
CHAIRMAN AND                2000   $800,004   $8,101,000              --                  0     300,000          $9,894
CO-CHIEF EXECUTIVE OFFICER  1999   $800,004   $8,200,225              --                  0           0         $14,759

DAVID S. POTTRUCK           2001   $650,003            0              --                  0   1,116,000          $8,750
PRESIDENT AND               2000   $800,004   $8,101,000              --                  0     300,000          $9,894
CO-CHIEF EXECUTIVE OFFICER  1999   $800,004   $8,200,225              --                  0           0         $14,759

H. MARSHALL SCHWARZ (6)     2001   $673,442            0(7)           --                  0           0         $59,000
EXECUTIVE VICE PRESIDENT    2000   $405,385     $848,000(5)           --                  0      88,723      $1,039,300

JEFFREY S. MAURER (6)       2001   $526,330           --(5)           --                  0     300,000        $162,500
EXECUTIVE VICE PRESIDENT    2000   $326,154     $885,000(5)           --           $886,250      88,723        $750,800

DAWN GOULD LEPORE           2001   $526,388            0              --                  0     340,000          $8,750
VICE CHAIRMAN--TECHNOLOGY   2000   $521,667   $1,620,408              --                  0     220,001          $9,894
AND ADMINISTRATION          1999   $475,000   $1,830,537        $1,433,320                0      90,000         $14,759

JOHN PHILIP COGHLAN         2001   $499,125            0              --                  0     340,000          $8,750
VICE CHAIRMAN AND           2000   $481,666   $1,678,464              --                  0     220,001          $9,894
EXECUTIVE VICE PRESIDENT    1999   $439,167   $1,786,777        $1,433,320                0      90,000         $14,759

LON GORMAN                  2001   $499,125            0              --                  0     340,000          $8,750
VICE CHAIRMAN AND           2000   $474,782   $1,659,189              --                  0     220,001          $9,894
EXECUTIVE VICE PRESIDENT    1999   $399,933   $1,763,537              --                  0      90,000         $14,759


 (1) Steven L. Scheid and Linnet F. Deily were named executive officers in our 2001 proxy statement. They are no longer with the Company.

 (2) This column reflects a reduction in the salary originally established for 2001 for each named executive officer. The reduction was part of the Company's cost containment measures during 2001.

SUMMARY COMPENSATION TABLE


 (3) "Other Annual Compensation" includes payments that are not properly categorized as salary or bonus. For 1999, Ms. Lepore and Mr. Coghlan each received a cash payment arising out of certain restricted stock grants. These payments were based on Company common stock (including price appreciation and dividend reinvestment) outperforming, by a specified margin, the return on the Standard & Poor's 500 Index. These payments were intended to encourage the executives to continue holding Company common stock after vesting by helping them satisfy the income tax liability resulting from the vesting of the shares.

 (4) RESTRICTED STOCK--DATE OF GRANT VALUE. For Mr. Maurer, the amount shown in this column represents the market value on the date of grant (July 12, 2000) of a restricted stock award, based on the closing price of Company common stock on that date ($28.875).

     RESTRICTED STOCK--YEAR-END VALUE. The following chart shows the number and year-end value of all shares of unvested restricted stock held on December 31, 2001 by the named executive officers (except for Mr. Schwab, Mr. Pottruck and Mr. Schwarz, who held none). The year-end value is based on the closing price of Company common stock on that date ($15.47).


                NAME              NUMBER OF SHARES       YEAR-END VALUE
                -------------------------------------------------------
                MR. MAURER            15,000                 $232,050
                MS. LEPORE            90,000               $1,392,300
                MR. COGHLAN           78,750               $1,218,263
                MR. GORMAN            90,000               $1,392,300

     RESTRICTED STOCK--RIGHTS. Restricted stockholders have voting and dividend rights.

     RESTRICTED STOCK--VESTING SCHEDULE. Mr. Maurer's shares vest in 25% increments on each December 31 of 2000 through 2003. For each other named executive officer listed in the above chart:

       o   50% of the shares vest three years after the grant date, and

       o   the remaining 50% of the shares vest four years after the grant date.

(5) 401(K) PLAN CONTRIBUTIONS. The sums of $8,750, $9,894 and $14,759 represent contributions for 2001, 2000 and 1999, respectively, under The SchwabPlan Retirement Savings and Investment Plan to each named executive officer, except for Mr. Schwarz and Mr. Maurer.

     The sums of $8,500 and $6,800 represent contributions for 2001 and 2000, respectively, under the U.S. Trust Corporation 401(k) Plan to each of Mr. Schwarz and Mr. Maurer.

     BENEFIT EQUALIZATION PLAN AMOUNTS. Under U.S. Trust Corporation's Benefit Equalization Plan, the sum of $50,500 was credited to Mr. Schwarz's retirement plan account, and the sum of $54,000 was credited to Mr. Maurer's retirement plan account, for each of 2001 and 2000, to provide benefit amounts in excess of the Internal Revenue Code Compensation limitation. (See "Pension Plan Table" on page 29.)

                                                      SUMMARY COMPENSATION TABLE


     DEFERRED COMPENSATION PLAN AMOUNTS. For Mr. Schwarz, the sum of $732,000, and for Mr. Maurer, the sum of $590,000, which otherwise would have been payable as bonus for 2000, was subject to mandatory deferral into the U.S. Trust Corporation Executive Deferred Compensation Plan with certain vesting conditions. These amounts are reflected in the "All Other Compensation" column rather than the "Bonus" column.

     LIFE INSURANCE PAYMENTS. For Mr. Schwarz, the sum of $250,000 for 2000 represents a payment for insurance on his life, which was made in connection with his voluntary waiver of bonus for 2000. For Mr. Maurer, the sum of $100,000 for each of 2001 and 2000 represents a payment for insurance on his life, which was made in connection with his voluntary waiver of bonus for 2001 and 2000. These amounts are reflected in the "All Other Compensation" column rather than the "Bonus" column. U.S. Trust Corporation, a subsidiary of the Company, is the owner of each policy. Each of these named executive officers has irrevocably assigned his interest in the policy on his life to a trust established for the benefit of his heirs, and the trust is the beneficiary under the policy.

(6) Mr. Schwarz and Mr. Maurer joined the Company in May 2000, at the time of the merger involving the Company and U.S. Trust Corporation. Based on SEC requirements, we have not provided information on compensation paid to Mr. Schwarz and Mr. Maurer for periods prior to the merger.

(7)  Mr. Schwarz voluntarily waived the receipt of any bonus for 2001.

OPTION GRANTS


This table shows stock option grants to the named executive officers during the last fiscal year.


OPTIONS GRANTED IN 2001


                                              INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE VALUE AT
                                                                                     ASSUMED ANNUAL RATES OF STOCK
                                                                                     PRICE APPRECIATION FOR OPTION
                                                                                            TERM (2)

                                 NUMBER OF     % OF TOTAL
                                SECURITIES       OPTIONS
                                UNDERLYING      GRANTED TO   EXERCISE
                                 OPTIONS        EMPLOYEES    OR BASE
                                 GRANTED        IN FISCAL     PRICE      EXPIRATION
 NAME                            (#) (1)          YEAR        ($/SH)        DATE           5% ($)         10% ($)
--------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB                  186,000       0.27%        $10.20      9/24/2011      $1,167,386      $2,982,641

                                   930,000       1.37%        $20.90      2/28/2011     $11,852,681     $30,386,588

DAVID S. POTTRUCK                  186,000       0.27%        $10.20      9/24/2011      $1,167,386      $2,982,641

                                   930,000       1.37%        $20.90      2/28/2011     $11,852,681     $30,386,588

H. MARSHALL SCHWARZ                      0(3)    0.00%            --             --               0               0

JEFFREY S. MAURER                  150,000       0.22%        $10.20      9/24/2011        $941,440      $2,405,356

                                   150,000       0.22%        $19.38      4/26/2011      $1,900,275      $4,747,782

DAWN GOULD LEPORE                   30,000       0.04%        $10.20      9/24/2011        $188,288        $481,071

                                   150,000       0.22%        $15.02      7/18/2011      $1,407,126      $3,575,139

                                    10,000       0.01%        $20.68       5/4/2011        $120,771        $314,802

                                   150,000       0.22%        $20.90      2/28/2011      $1,911,723      $4,901,063

JOHN PHILIP COGHLAN                 30,000       0.04%        $10.20      9/24/2011        $188,288        $481,071

                                   150,000       0.22%        $15.02      7/18/2011      $1,407,126      $3,575,139

                                    10,000       0.01%        $20.68       5/4/2011        $120,771        $314,802

                                   150,000       0.22%        $20.90      2/28/2011      $1,911,723      $4,901,063

LON GORMAN                          30,000       0.04%        $10.20      9/24/2011        $188,288        $481,071

                                   150,000       0.22%        $15.02      7/18/2011      $1,407,126      $3,575,139

                                    10,000       0.01%        $20.68       5/4/2011        $120,771        $314,802

                                   150,000       0.22%        $20.90      2/28/2011      $1,911,723      $4,901,063

(1) These options were granted in February, April, May, July and September 2001 under the 1992 Stock Incentive Plan and/or the 2001 Stock Incentive Plan. These options:

       o were granted at an exercise price equal to 100% of the fair market value of the common stock on the grant date, and

       o expire ten years from the grant date, unless otherwise earlier terminated because of certain events related to termination of employment.

                                                                   OPTION GRANTS


     The options granted in February and April vest in four equal annual installments beginning on the first anniversary of the grant date.

     The options granted in May vested immediately on the grant date.

     The options granted in July and September vest according to the following schedule: 35% on the first anniversary of the grant date; 25% on the second anniversary of the grant date; and 20% on each of the third and fourth anniversary of the grant date.

(2) Based on SEC's rules, we use a 5% and 10% assumed rate of appreciation over the ten-year option term. This does not represent the Company's estimate or projection of the future common stock price. If Company common stock does not appreciate above the exercise price, the named executive officers will receive no benefit from the options.

(3)  Mr. Schwarz voluntarily waived the receipt of any options in 2001.

OPTIONS EXERCISED


This table shows stock option exercises and the value of unexercised stock options held by the named executive officers during the last fiscal year.


AGGREGATED OPTION EXERCISES IN 2001
AND FISCAL YEAR-END OPTION VALUES


                                                           NUMBER OF SECURITIES
                          SHARES                     UNDERLYING UNEXERCISED OPTIONS          VALUE OF UNEXERCISED
                         ACQUIRED       VALUE                       AT                       IN-THE-MONEY OPTIONS
                       ON EXERCISE    REALIZED             FISCAL YEAR-END (#)             AT FISCAL YEAR-END ($) (2)
NAME                       (#)         ($) (1)      EXERCISABLE     UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB         337,500    $3,160,250      4,305,000         1,948,500       $38,340,064        $7,165,545
DAVID S. POTTRUCK         300,000    $4,185,369      8,228,481         5,548,500       $72,510,163        $7,165,545
H. MARSHALL SCHWARZ             0             0          9,375            79,348                 0                 0
JEFFREY S. MAURER               0             0          9,375           379,348                 0          $801,750
DAWN GOULD LEPORE         275,000    $3,190,919        638,027           671,879        $4,420,148          $814,792
JOHN PHILIP COGHLAN             0             0      1,070,924           660,626       $10,904,418          $722,781
LON GORMAN                 53,750      $562,493        342,941           671,879        $1,866,685          $814,792

(1) The amounts in this column are calculated as follows:

     o if upon exercising the stock options, the named executive officer kept the shares he or she acquired, then by averaging the high and low market prices of Company common stock on the date of exercise to get the "market price," or

     o if upon exercising the stock options, the named executive officer sold the shares he or she acquired, then by using the sale price as the "market price,"

     o then subtracting the option exercise price from the market price to get the "value realized per share," and

     o then multiplying the value realized per share by the number of shares acquired upon exercise.

     The amounts in this column may not represent amounts actually realized by the named executive officers.

(2)  The amounts in this column are calculated by:

     o subtracting the option exercise price from the Company's December 31, 2001 average market price ($15.545) per share (as reported in the New York Stock Exchange Composite Transactions Index) to get the "average value per option," and

     o then multiplying the average value per option by the number of exercisable or unexercisable options, as applicable.

     The amounts in this column may not represent amounts that will actually be realized by the named executive officers.


                                                              PENSION PLAN TABLE


H. Marshall Schwarz and Jeffrey S. Maurer participate in the Employees' Retirement Plan of United States Trust Company of New York and Affiliated Companies, a tax qualified noncontributory defined benefit pension plan. An annual pension benefit equal to a percentage (based on credited years of service up to a maximum of 35 years) of average base salary (based on a participant's highest five consecutive years of base salary during the last ten plan years of employment), reduced by a portion of the participant's annual Social Security covered compensation, is payable after retirement in the form of an annuity.

The amount of benefits payable from the Retirement Plan trust is limited by the restrictions applicable to qualified plans under the Internal Revenue Code. The table below shows the annual pension benefit payable upon retirement at normal retirement age (65) as a single life annuity under the Retirement Plan to Mr. Schwarz and Mr. Maurer.


PENSION PLAN TABLE

                                  ANNUAL RETIREMENT         ESTIMATED ANNUAL
                                BENEFIT ACCRUED AS OF      RETIREMENT BENEFIT
NAME                              12/31/01                  AT AGE 65
--------------------------------------------------------------------------------
H. MARSHALL SCHWARZ                 $122,300                   $122,300

JEFFREY S. MAURER                   $105,300                   $109,600

Benefits under the Retirement Plan vested after five years of service.

In addition, under U.S. Trust Corporation's Benefit Equalization Plan, an amount is credited each year to the account of a Retirement Plan participant equal to a specific percentage (based on the participant's age at December 31 of such year) of the participant's base salary in excess of the Internal Revenue Code compensation limitation. Such amounts credited to Mr. Schwarz and Maurer are included under the caption "All Other Compensation" in the Summary Compensation Table. At retirement, a participant is paid, in addition to his or her benefit under the Retirement Plan, the value of his or her individual Benefit Equalization Plan account in either a lump sum or installments. Mr. Schwarz retired on February 28, 2002. (See Appendix B.)

[side bar]

PENSION PLAN TABLE

COMPENSATION COMMITTEE REPORT


In this section, we describe our executive compensation policies and practices, including the compensation we pay our Co-Chief Executive Officers and the next five most highly compensated executive officers.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

During 2001, the Compensation Committee of the Company's Board of Directors consisted of Roger O. Walther, Nancy H. Bechtle, C. Preston Butcher, Stephen T. McLin and George P. Shultz. No member of our committee during 2001 was an employee of the Company or any of its subsidiaries. Each member qualifies as a "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934 and as an "outside director" under Section 162(m) of the Internal Revenue Code.

Our committee has overall responsibility for the Company's executive compensation policies and practices. Our committee's functions include:

     o determining the compensation of the Co-Chief Executive Officers, Charles R. Schwab and David S. Pottruck,

     o on recommendation of the Co-Chief Executive Officers, reviewing and approving the other executive officers' compensation, including salary and payments under the annual executive bonus plans, and

     o   granting awards under the Company's stock incentive plans.

Our committee is providing the following report on the Company's executive compensation policies, the relationship of the Company's performance to executive compensation, and the Co-Chief Executive Officers' compensation.

COMPENSATION POLICIES

The Company's executive compensation policies are designed to address a number of objectives, including rewarding financial performance and motivating executive officers to achieve significant returns for stockholders. The Company's policies rely on two principles:

     o first, a significant portion of executive officers' total compensation should be in the form of stock and stock-based incentives, and

     o second, a large portion of their cash compensation should be at risk and vary, depending on meeting stated financial objectives.

When establishing salaries, bonus levels and stock-based awards for executive officers, our committee considers the individual's role, responsibilities and performance during the past year, and the amount of compensation paid to executive officers in similar positions of comparable companies, based on periodic reviews of competitive data obtained from independent consultants. Our committee reviews companies whose size, rates of growth and financial returns are similar to the Company's, including some of the companies in the Dow Jones Securities Brokerage Group Index.

Our committee selects companies outside the financial services industry for inclusion in the review based on the extent to which

[side bar]

IN THIS SECTION, WE DESCRIBE THE COMPENSATION WE PAY OUR CO-CHIEF EXECUTIVE OFFICERS AND THE NEXT FIVE MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS.

COMPENSATION POLICIES

                                                   COMPENSATION COMMITTEE REPORT


they satisfy a list of selection criteria, including size, growth rates, similar financial performance, leadership status in their industry, reputation for innovation, and the extent to which they compete with the Company for executives. Not all of these criteria will necessarily be satisfied in any particular case. Our committee includes in its review companies other than those included in the Dow Jones Securities Brokerage Group Index because the Company frequently recruits executives from outside the financial services industry, depending on the specific skills required for the position.

Our committee uses comparative data to set compensation targets that will provide executive officers with total compensation that:

     o exceeds the average amounts paid to similar executives of comparable companies in years in which the Company achieves superior performance, and

     o falls below the average amounts paid to similar executives of comparable companies in years in which the Company fails to achieve superior performance.

However, our committee also makes discretionary and subjective determinations of appropriate compensation amounts to reflect, for example, the Company's philosophy of compensating executives for the success they achieve in managing specific enterprises.

In Mr. Pottruck's case, our committee places considerable weight on the recommendations of Mr. Schwab, and in the case of executive officers other than Mr. Schwab and Mr. Pottruck, our committee places considerable weight on the recommendations of Mr. Schwab and Mr. Pottruck.

THE IMPORTANCE OF OWNERSHIP

A fundamental tenet of the Company's compensation policy is that significant equity participation creates a vital long-term partnership between management and other stockholders. Through various stock incentive plans, The SchwabPlan Retirement Savings and Investment Plan, and the U.S. Trust Corporation 401(k) Plan, the benefits of equity ownership are extended to non-employee directors, executive officers and employees of the Company and its subsidiaries.

As of March 14, 2002, the directors and executive officers of the Company owned an aggregate of 278,283,158 shares (including restricted shares) and had the right to acquire an additional 20,198,762 shares upon the exercise (on or before May 13, 2002) of stock options. As of March 14, 2002, The SchwabPlan Retirement Savings and Investment Plan and the U.S. Trust Corporation 401(k) Plan held an aggregate of 77,997,571 shares that had been allocated to participants' accounts. The Company intends to continue its strategy of encouraging its employees to become stockholders.

The performance graph on page 22 of this proxy statement compares changes in the

[side bar]

THE IMPORTANCE OF OWNERSHIP

COMPENSATION COMMITTEE REPORT


Company's cumulative total returns with those of the Dow Jones Securities Brokerage Group Index and the Standard & Poor's 500 Index. From December 31, 1996 through December 31, 2001, the cumulative total return for Company stock was 231%. By comparison, in the same period the Dow Jones Securities Brokerage Group Index grew 215% and the Standard & Poor's 500 Index grew 66%. Our committee believes employees' equity participation in the Company is a meaningful factor contributing to the Company's success.

ANNUAL BASE SALARY

The Company believes that base salary is frequently a significant factor in attracting, motivating and retaining skilled executive officers. Accordingly, our committee reviews base salaries of executive officers annually and generally sets the base salary of executive officers at or near the average of the levels paid by the other companies it reviews. (See "Compensation Policies" earlier in this report.)

VARIABLE COMPENSATION

CORPORATE EXECUTIVE BONUS PLAN

The Corporate Executive Bonus Plan covers certain executive officer participants selected by our committee, but Mr. Schwab is not eligible to participate. (Mr. Schwab is covered under an employment agreement with the Company. See "Co-Chief Executive Officers' Compensation" later in this report.) This bonus plan pays bonuses each year based on corporate performance. Currently, bonus amounts under this bonus plan are paid out at a percentage of each participant's bonus target, depending on the Company's pre-tax operating profit margin and net revenue growth. Targets are expressed as a percentage of base salary, which our committee determines based on the factors discussed earlier in this report. (See "Compensation Policies" earlier in this report.)

Our committee sets target bonuses in the first quarter of each year based on the recommendations of Mr. Schwab and Mr. Pottruck (except that Mr. Pottruck's target bonus is based on the recommendation of Mr. Schwab only). In the case of Mr. Pottruck, who receives all of his annual incentive compensation under this bonus plan, our committee determined that it would be appropriate to set a target bonus for 2001 that would result in an annual bonus payment to Mr. Pottruck equal to the annual bonus payable to Mr. Schwab under his employment agreement, depending on the Company's corporate performance. (See "Co-Chief Executive Officers' Compensation" later in this report.) In the case of the remaining executive officers who participate in this bonus plan, the target bonuses for 2001 under this bonus plan could be up to 100% of base salary. These remaining executive officers also participate in the Annual Executive Individual Performance Plan (discussed later in this report).

The target bonus is adjusted upward or downward, according to a payout matrix our committee adopted when we set the target bonus. This results in a payout of a multiple (or fraction) of the target bonus depending on the Company's corporate

[side bar]

ANNUAL BASE SALARY

VARIABLE COMPENSATION

                                                   COMPENSATION COMMITTEE REPORT


performance. The factors currently used to determine bonuses in the matrix are pre-tax operating profit margin and net revenue growth. In general, a given percentage change in pre-tax operating profit margin will have a greater impact on the determination of bonus payments than the same percentage change in the net revenue growth rate. In 2001, the Company attained a pre-tax operating profit margin of 15% and net revenue declined 25%. Based on this performance, executive officers who participate in this bonus plan received no bonuses in 2001.

ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN

The Annual Executive Individual Performance Plan covers certain executive officer participants selected by the Board Compensation Committee, but Mr. Schwab and Mr. Pottruck are not eligible to participate. The Individual Performance Plan presently pays bonuses based on a subjective determination of each officer's individual contribution to the attainment of corporate performance objectives. Our committee makes this determination based on the recommendations of Mr. Schwab and Mr. Pottruck. In general, their recommendations are based in significant part on the officer's success in achieving specific goals identified in the officer's business plan.

The amount available for payments under the Individual Performance Plan is generally calculated by multiplying the amounts payable to the participants under the Corporate Executive Bonus Plan by a fixed amount. Individual bonuses under the Individual Performance Plan may vary, depending on individual achievements. However, the aggregate amount of bonuses payable to executive officers, as a group, under the Individual Performance Plan is based strictly on our corporate performance. Based on this performance, executive officers who participate in this bonus plan received no bonuses in 2001.

1992 AND 2001 STOCK INCENTIVE PLANS

In 1992, the Board approved the 1992 Stock Incentive Plan, which was approved by the Company's stockholders at the 1992 annual meeting and became effective on May 8, 1992. In 2001, the Board approved the 2001 Stock Incentive Plan, which was approved by the Company's stockholders at the 2001 annual meeting and became effective on May 7, 2001. Under each plan, our committee grants stock options and restricted stock to executive officers, based on the factors discussed earlier in this report. (See "Compensation Policies" earlier in this report.) Our committee has a policy of granting annual stock options to executive officers, because of our belief that an emphasis on annual awards provides a powerful incentive to executive officers to obtain superior performance results. Our committee intends that stock-based incentives will be the sole long-term incentives payable to executive officers.

During 2001, our committee granted stock options to each of the Company's executive officers except Mr. Schwarz, who voluntarily waived the receipt of any options in 2001. To determine the size of the grants, our committee reviewed data

[side bar]

VARIABLE COMPENSATION

COMPENSATION COMMITTEE REPORT


obtained from an independent consultant concerning levels of long-term compensation for executive officers of selected financial services companies and companies of comparable size, rates of growth, and/or financial returns.

CO-CHIEF EXECUTIVE OFFICERS' COMPENSATION

CHARLES R. SCHWAB

Mr. Schwab, Chairman and Co-Chief Executive Officer, is compensated based on an employment agreement that was entered into between the Company and Mr. Schwab and approved by the stockholders, effective March 31, 1995. (See Appendix A.) Mr. Schwab's employment agreement specifies an annual base salary of $800,004, subject to annual review by our committee. Mr. Schwab's annual bonus, if any, is a multiple of his base salary. The multiple is based on the Company's pre-tax operating profit margin and net revenue growth for the year, and is determined under a matrix adopted by our committee. Our committee has the authority to adjust the matrix from time to time (provided that for any year we may not change the matrix more than 90 days after the beginning of the year). No annual bonus was paid to Mr. Schwab under his employment agreement for 2001.

In 2001, our committee approved stock option grants to Mr. Schwab. Our committee's approval of these grants followed a review of compensation practices of certain comparable companies, performed by an independent consultant, and was intended to ensure that Mr. Schwab's long-term incentive remains consistent with the compensation practices of companies whose size, rates of growth and financial returns are similar to the Company's.

Our committee believes that Mr. Schwab's leadership is a vital factor in the Company's success. Specifically, our committee believes that:

     o MR. SCHWAB PROVIDES THE LEADERSHIP, VISION AND INSPIRATION FOR INNOVATION THAT HAS GENERATED CORPORATE GROWTH AND SUPERIOR PERFORMANCE,

     o THE OVERALL STRATEGIC DIRECTION DEVELOPED BY MR. SCHWAB IS CRITICAL TO ENHANCING THE FUTURE LONG-TERM VALUE OF THE COMPANY FOR ITS STOCKHOLDERS, AND

     o MR. SCHWAB'S LEADERSHIP HAS ENABLED THE COMPANY, ON THE WHOLE, TO OUTPERFORM BOTH THE DOW JONES SECURITIES BROKERAGE GROUP INDEX AND THE STANDARD & POOR'S 500 INDEX OVER THE PAST FIVE YEARS.

In 2001, the Company attained a pre-tax operating profit margin of 15% and net revenue declined 25%, which resulted in pre-tax operating profit of $647 million.

DAVID S. POTTRUCK

Mr. Pottruck, President and Co-Chief Executive Officer, is compensated in the form of a base salary and an annual bonus payable under the Corporate Executive Bonus Plan that is dependent on the Company's pre-tax operating profit margin and net revenue growth. (See "Corporate Executive Bonus Plan" earlier in this report.) For 2001, our committee determined that, based on the relative responsibilities of Mr. Schwab and

[side bar]

CO-CHIEF EXECUTIVE

OFFICERS' COMPENSATION

                                                   COMPENSATION COMMITTEE REPORT


Mr. Pottruck, it was appropriate for Mr. Pottruck to receive a base salary equal to the base salary payable to Mr. Schwab under his employment agreement. For the same reason, we determined it to be appropriate to set a target bonus for Mr. Pottruck under the Corporate Executive Bonus Plan that would cause Mr. Pottruck to receive an annual bonus equal to the annual bonus payable to Mr. Schwab under his employment agreement, depending on the Company's corporate performance. No annual bonus was paid to Mr. Pottruck under the Corporate Executive Bonus Plan for 2001.

Our committee also approved stock option grants to Mr. Pottruck in 2001. Our committee's approval of these grants followed a review of compensation practices of certain comparable companies, performed by an independent consultant, and was intended to ensure that Mr. Pottruck's long-term incentive remains consistent with the compensation practices of companies whose size, rates of growth and financial returns are similar to the Company's.

Specifically, our committee believes that:

     o MR. POTTRUCK PROVIDES STRATEGIC AND DAY-TO-DAY LEADERSHIP THAT HAS CONTRIBUTED AND CONTINUES TO CONTRIBUTE SIGNIFICANTLY TO THE COMPANY'S GROWTH AND SUPERIOR PERFORMANCE,

     o MR. POTTRUCK GUIDES THE COMPANY IN THE DELIVERY OF HIGHLY COMPETITIVE PRODUCTS AND SERVICES TO ITS CLIENTS, AND THIS ABILITY TO COMPETE IS IMPERATIVE TO BUILDING FUTURE LONG-TERM VALUE FOR STOCKHOLDERS, AND

     o OVER THE PAST FIVE YEARS, THE COMBINATION OF MR. POTTRUCK'S AND MR. SCHWAB'S LEADERSHIP HAS ENABLED THE COMPANY, ON THE WHOLE, TO OUTPERFORM BOTH THE DOW JONES SECURITIES BROKERAGE GROUP INDEX AND THE STANDARD & POOR'S 500 INDEX.


TAX LAW LIMITS ON EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code limits tax deductions for certain executive compensation over $1 million. Certain types of compensation are deductible only if performance criteria are specified in detail, and stockholders have approved the compensation arrangements. The Company believes that it is generally in the best interests of its stockholders to structure compensation plans so that compensation is deductible under Section 162(m). Accordingly, the Company's Corporate Executive Bonus Plan, 1992 Stock Incentive Plan, 2001 Stock Incentive Plan, Annual Executive Individual Performance Plan and Mr. Schwab's employment agreement have been approved by stockholders. In addition, stockholders are being asked to approve amendments to the Corporate Executive Bonus Plan and the Annual Executive Individual Performance Plan at this year's annual meeting of stockholders to preserve the desired tax results. (See "Proposals To Be Voted On," beginning on page 9, and Appendices D and E.) However, the Company believes that there may be times when the benefit of the deduction would be outweighed by other corporate objectives, such as the need for flexibility.

[side bar]

TAX LAW LIMITS ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT


Our committee will continue to monitor issues concerning the tax deductibility of executive compensation and will take appropriate action if we believe it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, our committee is prepared, if we believe it is appropriate, to enter into compensation arrangements or provide compensation under which payments may not be deductible under Section 162(m). Tax deductibility will not be the sole factor we consider in determining appropriate levels or types of compensation.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Roger O. Walther, Chairman

Nancy H. Bechtle

C. Preston Butcher

Stephen T. McLin

George P. Shultz

[side bar]

TAX LAW LIMITS ON EXECUTIVE COMPENSATION

                                                          AUDIT COMMITTEE REPORT


The Audit Committee of the Company's Board of Directors consists of seven directors who are not employees of the Company or any of its subsidiaries. The Board believes that all of the members of our committee are "independent directors" as defined under applicable stock exchange listing standards. Furthermore, all of the members of our committee are financially literate and a majority of the members have accounting or related financial management expertise.

The Board of Directors has adopted a written Audit Committee Charter. Because we attached a copy of the Charter to last year's proxy statement, under SEC rules we have not attached a copy to this proxy statement. If you would like a copy of the Charter, please contact the Assistant Corporate Secretary at the address or telephone number indicated on page 44.

Our committee has met and held discussions with management and the Company's independent auditors. As part of this process, we have:

     o reviewed and discussed the audited financial statements with management,

     o discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), and

     o received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the auditors their independence.


Based on the review and discussions referred to above, our committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the SEC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Stephen T. McLin, Chairman

Nancy H. Bechtle

C. Preston Butcher

Donald G. Fisher

Anthony M. Frank

Frank C. Herringer

Arun Sarin

[side bar]

BOARD AUDIT COMMITTEE REPORT

AUDITOR INDEPENDENCE


SELECTION

Our Board has selected Deloitte & Touche LLP and the member firms of Deloitte Touche Tohmatsu (collectively referred to as "Deloitte & Touche") as the Company's independent auditors for the current fiscal year. Deloitte & Touche has served as auditors for Charles Schwab & Co., Inc. or the Company since 1976. We expect representatives of Deloitte & Touche to attend the meeting in order to respond to questions from stockholders, and they will have the opportunity to make a statement.

AUDIT FEES

The aggregate fees for professional services rendered by Deloitte & Touche in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q for the fiscal year ended December 31, 2001 were approximately $4.8 million.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Deloitte & Touche did not perform on behalf of the Company, and therefore did not bill the Company for, any financial information and systems design and implementation services for the fiscal year ended December 31, 2001.

ALL OTHER FEES

The aggregate fees for all other services rendered by Deloitte & Touche for the fiscal year ended December 31, 2001 were approximately $2.6 million and can be sub-categorized as follows:

AUDIT-RELATED FEES

The aggregate fees for audit-related services for matters such as SEC registration statements, comfort letters, Statement on Auditing Standards No. 70 reports, employee benefit plan audits, internal audit assistance, due diligence related to acquisitions, and agreed-upon procedures were approximately $1.3 million.

OTHER FEES

The aggregate fees for all other services, including tax consulting and compliance, business and operational process improvement, and regulatory matters, were approximately $1.3 million.

The "Audit-Related Fees" are for services generally required to be performed by Deloitte & Touche because they follow upon and are linked to Deloitte & Touche's audit of the Company's consolidated financial statements. With respect to the audit-related services consisting of due diligence for acquisitions, the Company believes that it is efficient to engage Deloitte & Touche for those services because their audit will have to cover any acquisition after its completion.

Approximately 81% of the $1.3 million in "Other Fees" relate to tax consulting and compliance services provided by Deloitte & Touche, while the other 19% relate to all other services listed under "Other Fees."

Deloitte & Touche recently announced their intent to separate Deloitte
Consulting

[side bar]

SELECTION

AUDIT FEES

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

ALL OTHER FEES

                                                            AUDITOR INDEPENDENCE


from the firm. None of the fees paid by the Company to Deloitte & Touche for 2001 resulted from services provided by Deloitte Consulting.

REVIEW OF AUDITOR INDEPENDENCE

The Board Audit Committee has considered whether the provision of non-audit services by Deloitte & Touche, as described above in "All Other Fees," is compatible with maintaining Deloitte & Touche's independence as the Company's principal auditor.

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REVIEW OF AUDITOR INDEPENDENCE

OTHER INFORMATION


CERTAIN TRANSACTIONS

Directors and executive officers may maintain margin trading accounts with Charles Schwab & Co., Inc. and asset management and private banking accounts with subsidiary banks of U.S. Trust Corporation. Extensions of credit in such accounts:

     o   are made in the ordinary course of business,

     o are made on the same or substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons, and

     o do not involve more than the normal risk of collectibility or present other unfavorable features.


Employees and directors of the Company who engage in brokerage transactions at Charles Schwab & Co., Inc. receive a 20% discount from its standard commission rates for brokerage transactions.

In addition, the tables below show loans made by the Company to executive officers since the beginning of 2001 under two loan programs established by the Board of Directors.

The Company made loans in 2001 under an executive loan program to encourage executive officers to continue holding shares of Company restricted stock after vesting by providing funds to satisfy the income tax liability resulting from the vesting of the shares. These loans do not bear interest. However, under Internal Revenue Code regulations, the executives are taxed on imputed income in amounts based on required IRS interest rates.


EXECUTIVE LOAN PROGRAM

                                                        LARGEST AMOUNT            AMOUNT
                                                         OUTSTANDING           OUTSTANDING
NAME AND TITLE                                          SINCE 1/1/01          AS OF 3/14/02
-------------------------------------------------------------------------------------------

LON GORMAN                                               $813,564                   0
VICE CHAIRMAN AND EXECUTIVE VICE PRESIDENT

DAWN GOULD LEPORE
VICE CHAIRMAN--TECHNOLOGY AND ADMINISTRATION             $647,672                   0

STEVEN L. SCHEID*
FORMER VICE CHAIRMAN AND EXECUTIVE VICE PRESIDENT        $647,672                   0

LINNET F. DEILY*
FORMER VICE CHAIRMAN AND EXECUTIVE VICE PRESIDENT        $638,499                   0

DANIEL O. LEEMON
VICE CHAIRMAN AND EXECUTIVE VICE PRESIDENT               $566,713                   0


*  Mr. Scheid and Ms. Deily are no longer with the Company.

[side bar]

CERTAIN TRANSACTIONS

EXECUTIVE LOAN PROGRAM

                                                               OTHER INFORMATION



The Company made loans in 2001 under a senior management loan program to assist senior management officers in special circumstances. These loans bear interest at a market rate determined to be appropriate based on program requirements. The only such loan made to an executive officer of the Company is shown below.

SENIOR MANAGEMENT LOAN PROGRAM


                                    LARGEST
                                   PRINCIPAL            PRINCIPAL
                                     AMOUNT              AMOUNT
                                  OUTSTANDING          OUTSTANDING    INTEREST
NAME AND TITLE                    SINCE 1/1/01        AS OF 3/14/02     RATE
--------------------------------------------------------------------------------

JOHN PHILIP COGHLAN
VICE CHAIRMAN AND EXECUTIVE
VICE PRESIDENT                      $250,000           $250,000         5.43%


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company believes that during 2001 all filings with the SEC by its officers, directors and 10% stockholders complied with requirements for reporting ownership and changes in ownership of Company common stock under Section 16(a) of the Securities Exchange Act of 1934, except for an inadvertent late report of an exempt transfer of shares in December 2000 by John Philip Coghlan, Vice Chairman and Executive Vice President, which should have been reported in an annual statement on Form 5 in February 2001.

STOCKHOLDER PROPOSALS

If you want us to consider including a proposal in our proxy statement next year, you must deliver it to the Company's Corporate Secretary at our principal executive office no later than December 2, 2002. The Company's bylaws contain specific procedural requirements regarding a stockholder's ability to nominate a director or submit a proposal to be considered at a meeting of stockholders. If you would like a copy of the procedures contained in our bylaws, please contact:

       Assistant Corporate Secretary
       The Charles Schwab Corporation
       101 Montgomery Street (120/4)
       San Francisco, California 94104
       (415) 636-3087

For next year's annual meeting of stockholders, the persons appointed by proxy to vote stockholders' shares will vote those shares according to their best judgment on any stockholder proposal the Company receives after March 14, 2003.

EFFECT OF NOT RETURNING PROXY

IF YOU DO NOT RETURN YOUR PROXY AND YOUR SHARES ARE HELD IN STREET NAME, YOUR BROKERAGE FIRM, UNDER CERTAIN CIRCUMSTANCES AS DESCRIBED BELOW, MAY VOTE YOUR SHARES.

Brokerage firms have authority under New York Stock Exchange rules to vote customers' unvoted shares on some "routine" matters. The New York Stock Exchange has determined that all three of the proposals described under "Proposals

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SENIOR MANAGEMENT LOAN PROGRAM

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

STOCKHOLDER PROPOSALS

EFFECT OF NOT RETURNING PROXY

OTHER INFORMATION

To Be Voted On," beginning on page 9, are considered routine matters.

If you do not give a proxy to vote your shares, your brokerage firm may either:

     o   vote your shares on routine matters, or

     o   leave your shares unvoted.

As a brokerage firm, Charles Schwab & Co., Inc. may vote its customers' unvoted shares on routine matters. However, as the Company's subsidiary, when it is voting on Company proposals, it must follow a stricter set of New York Stock Exchange rules. Specifically, our brokerage subsidiary can vote unvoted Company shares held in brokerage accounts only in the same proportion as all other stockholders vote.

When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting. A brokerage firm cannot vote customers' unvoted shares on non-routine matters. These shares are considered not entitled to vote on non-routine matters, rather than having the effect of a vote against the matters.

We encourage you to provide instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the meeting.

YOU MAY HAVE GRANTED TO YOUR STOCKBROKER DISCRETIONARY VOTING AUTHORITY OVER YOUR ACCOUNT.

Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your stockbroker.

A PURCHASING AGENT UNDER A RETIREMENT PLAN MAY BE ABLE TO VOTE A PARTICIPANT'S UNVOTED SHARES. FOR EXAMPLE, IF YOU ARE A PARTICIPANT IN THE SCHWABPLAN RETIREMENT SAVINGS AND INVESTMENT PLAN, THE PLAN'S PURCHASING AGENT, UNDER CERTAIN CIRCUMSTANCES, CAN VOTE YOUR SHARES.

Specifically, the purchasing agent will vote shares you hold under the Employee Stock Ownership Plan ("ESOP") component of The SchwabPlan Retirement Savings and Investment Plan if the purchasing agent does not receive voting instructions from you. The purchasing agent will vote your unvoted shares held under the ESOP component of the overall plan in the same proportion as all other plan participants vote their shares held under the ESOP component of the overall plan.

COSTS OF PROXY SOLICITATION

The Company is paying for distributing and soliciting proxies. As a part of this process, the Company reimburses brokers, nominees, fiduciaries and other custodians for reasonable fees and expenses in forwarding proxy materials to stockholders. The Company is not using an outside proxy solicitation firm this year, but employees of the Company or its subsidiaries may solicit proxies through mail, telephone, the Internet or other means. Employees do not receive additional compensation for soliciting proxies.

INCORPORATION BY REFERENCE

The Company's filings with the SEC sometimes "incorporate information by

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COSTS OF PROXY SOLICITATION

INCORPORATION BY REFERENCE

                                                               OTHER INFORMATION


reference." This means that the Company is referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC rules, the performance graph on page 22 of this proxy statement, the "Compensation Committee Report" on pages 30 through 36, and the "Audit Committee Report" on page 37 specifically are not incorporated by reference into any other filings with the SEC.

You are receiving this proxy statement as part of the proxy materials for the annual meeting of stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of Company stock.

HOUSEHOLDING

The SEC now permits companies to deliver a single set of proxy materials to households with multiple stockholders, provided such stockholders give their affirmative or implied consent and certain other conditions are met. This is called householding. This year, the Company's proxy materials contain a form that will enable the householding of the Company's proxy materials. Householding may help reduce the Company's future proxy printing and distribution costs.

Some households with multiple stockholders may, through a general consent relating to securities they hold, already have available to them the householding of the Company's proxy materials.

We will promptly deliver separate copies of our proxy statement and annual report at the request of any stockholder who is in a household that participates in the householding of the Company's proxy materials. The request may be made by calling the toll-free telephone number included in the householding notice that accompanies the proxy materials.

[side bar]

HOUSEHOLDING

TICKETS AND INTERNET ACCESS TO THE ANNUAL MEETING


TICKETS AND INTERNET ACCESS TO THE ANNUAL MEETING

Seating is limited and, therefore, admission to the annual meeting is by ticket only on a first-come, first-served basis. To request a ticket, you may either:

     o   go to WWW.SCHWABEVENTS.COM,

     o   write the Assistant Corporate Secretary at this address:

       Assistant Corporate Secretary
       The Charles Schwab Corporation
       101 Montgomery Street (120/4)
       San Francisco, CA 94104

                                     - or -

     o   call the Assistant Corporate Secretary at (415) 636-3087


We also will broadcast the annual meeting over the Internet. For information on how to receive the real-time Webcast, go to WWW.SCHWABEVENTS.COM.

By Order of the Board of Directors,


CARRIE E. DWYER
EXECUTIVE VICE PRESIDENT,
GENERAL COUNSEL AND
CORPORATE SECRETARY

APRIL 1, 2002
SAN FRANCISCO, CALIFORNIA

APPENDIX A DESCRIPTION OF CHARLES R. SCHWAB'S EMPLOYMENT AND LICENSE AGREEMENTS


This Appendix A describes agreements between the Company and Charles R. Schwab relating to his employment and the use of the name "Schwab" by the Company.

EMPLOYMENT AGREEMENT

The Company and Mr. Schwab entered into an employment agreement effective March 31, 1995. Stockholders approved the employment agreement. It has an initial term of five years, and provides that as of each March 31, the term of the employment agreement is automatically extended by an additional year, under the same terms and conditions, unless beforehand either party provides notice to the other of an intention not to extend it.

The employment agreement provides for an annual base salary of $800,004, subject to annual review by the Compensation Committee, and provides that Mr. Schwab will participate in all compensation and fringe benefit programs made available to other executive officers, including the stock incentive plans. Instead of participating in the executive bonus plans, Mr. Schwab's annual bonus, if any, is a multiple of his base salary. This multiple is based on our corporate pre-tax operating profit margin and net revenue growth for the year, and is determined under a matrix adopted by the Board Compensation Committee. The committee has the authority to adjust the matrix periodically (except the committee may not change the matrix more than 90 days after the beginning of any year). The matrix is also adjusted automatically each year, based on increases in the Consumer Price Index.

The employment agreement also provides that certain compensation and benefits will be paid or provided to Mr. Schwab (or his immediate family or estate) if his employment is terminated involuntarily, except for cause, before the expiration of the employment agreement. "Cause" is defined as the commission of a felony, or willful and gross negligence, or misconduct that results in material harm to the Company.

"Involuntary termination" includes Mr. Schwab's resignation following a material change in his capacities or duties at the Company or Charles Schwab & Co., Inc. If an involuntary termination is not due to death, disability or "cause":

     o Mr. Schwab will be entitled to receive for a period of 36 months all compensation to which he would have been entitled had he not been terminated, including his base salary and participation in all bonus, incentive and other compensation and benefit plans for which he was or would have been eligible (but excluding additional grants under stock incentive plans), and

     o all his outstanding, unvested awards under stock incentive plans will vest fully on the termination date.


If an involuntary termination is due to disability, Mr. Schwab will be entitled to receive:

     o his base salary, less any payments under the corporate long-term disability plan, and benefits (but not bonuses or other incentive compensation) for a period of 36 months from the termination date, and

     o a prorated portion of any bonus or incentive payments for the year in which the disability occurs.

[side bar]

EMPLOYMENT AGREEMENT

APPENDIX A DESCRIPTION OF CHARLES R. SCHWAB'S EMPLOYMENT AND LICENSE AGREEMENTS


If an involuntary termination is due to death, a lump sum payment will be made to Mr. Schwab's estate equal to five times his then base salary.

If Mr. Schwab voluntarily resigns his employment within 24 months of a change in control of the Company, he will be entitled to receive a prorated portion of any bonus or incentive payments payable for the year in which the resignation occurs. In addition, if Mr. Schwab voluntarily resigns his employment, or his employment is involuntarily terminated, within 24 months of a change in control of the Company, he will have the right (but not the obligation) to enter into a consulting arrangement with the Company. Under that arrangement, Mr. Schwab would provide certain consulting services to the Company for a period of five years for an annual payment equal to $1 million or 75% of his then base salary, whichever is less.

The employment agreement prohibits Mr. Schwab from becoming associated with any business competing with the Company for a period of five years following a voluntary resignation of employment. (However, that restriction does not apply if Mr. Schwab resigns his employment within 24 months of a change in control of the Company.)

LICENSE AGREEMENT

The Company and Charles Schwab & Co., Inc. also are parties to an assignment and license agreement with Mr. Schwab that was approved in July 1987 by the Company's non-employee directors. Under the agreement, Mr. Schwab has assigned to the Company all service mark, trademark, and trade name rights to Mr. Schwab's name (and variations on the name) and likeness. However, Mr. Schwab has retained the perpetual, exclusive, irrevocable right to use his name and likeness for any activity other than the financial services business.

Beginning immediately after any termination of his employment, Mr. Schwab will be entitled to use his likeness in the financial services business for some purposes (specifically, the sale, distribution, broadcast and promotion of books, videotapes, lectures, radio and television programs, and also any financial planning services that do not directly compete with any business in which the Company or its subsidiaries are then engaged or plan to enter within three months). Beginning two years after any termination of his employment, Mr. Schwab may use his likeness for all other purposes, as long as that use does not cause confusion about whether the Company is involved with goods or services actually marketed by Mr. Schwab or by third parties unrelated to the Company.

So long as Mr. Schwab does not cause actual confusion among clients, he will at all times be able to use his own name to identify himself, but not as a service mark, trademark or trade name in the financial services business. The assignment and license agreement defines the "financial services business" as the business in which Charles Schwab & Co., Inc. is currently engaged and any additional and related businesses in which that firm or the

[side bar]

LICENSE AGREEMENT

APPENDIX A DESCRIPTION OF CHARLES R. SCHWAB'S EMPLOYMENT AND LICENSE AGREEMENTS


Company is permitted to engage under rules and regulations of applicable regulatory agencies. The Company's ability to assign or license the right to use Mr. Schwab's name and likeness is severely limited during Mr. Schwab's lifetime.

No cash consideration is to be paid to Mr. Schwab for the name assignment while he is employed by the Company or, after that employment terminates, while he is receiving compensation under an employment agreement with the Company. Beginning when all such compensation ceases, and continuing for a period of 15 years, Mr. Schwab or his estate will receive three-tenths of one percent (0.3%) of the aggregate net revenues of the Company (on a consolidated basis) and those of its unconsolidated assignees and licensees that use the name or likeness. These payments may not, however, exceed $2 million per year, adjusted up or down to reflect changes from the cost of living prevailing in the San Francisco Bay Area during specified months in 1987, and they will terminate if the Company and its subsidiaries cease using the name and likeness.

[side bar]

LICENSE AGREEMENT

APPENDIX B DESCRIPTION OF H. MARSHALL SCHWARZ'S SEPARATION AND EMPLOYMENT AGREEMENTS


This Appendix B describes H. Marshall Schwarz's separation agreement and certain terms of his employment agreement, which has been superseded for the most part by the separation agreement.

SEPARATION AGREEMENT

Although Mr. Schwarz had planned to retire in November 2001, he delayed his retirement at the Company's request so that U.S. Trust Corporation and its subsidiaries would be able to continue to benefit from his experience, expertise and guidance at a critical juncture in U.S. Trust's history. Having successfully completed that additional service, on February 28, 2002, Mr. Schwarz retired from his position as Chairman of U.S. Trust and Executive Vice President of the Company.

Under the terms of a separation agreement with the Company and U.S. Trust, Mr. Schwarz will receive a one-time lump-sum payment in the amount of $2,333,333 on or before June 30, 2002, as well as options to purchase 51,233 shares of Company common stock. This payment and option grant are in place of any compensation that otherwise might have been payable under the Company's or U.S. Trust's compensation plans and programs and under Mr. Schwarz's employment agreement with the Company and U.S. Trust (certain terms of which are described below).

In addition, Mr. Schwarz will receive any benefits which had accrued and vested as of his retirement date.

Under the terms of the separation agreement, Mr. Schwarz has agreed to continue to serve as a U.S. Trust board member until the earlier of his (i) resignation from the board; (ii) 72nd birthday; or (iii) death, incapacity or other inability to perform his duties as a board member.

Although the separation agreement supersedes the terms of his employment agreement for the most part, Mr. Schwarz remains subject to certain provisions of his employment agreement. They include provisions prohibiting him from becoming associated with any business competing with the Company or U.S. Trust, or any of the Company's other subsidiaries or affiliates, in certain specified geographical areas for two years following the date of his retirement.

Certain other provisions of Mr. Schwarz's employment agreement are described below because of their relevance to information concerning Mr. Schwarz contained elsewhere in this proxy statement.

EMPLOYMENT AGREEMENT

The Company, U.S. Trust and H. Marshall Schwarz entered into an employment agreement as of January 12, 2000. His employment term began on May 31, 2000 (the effective date of the merger involving the Company and U.S. Trust). His employment term would have terminated on the third anniversary of the merger if Mr. Schwarz had not retired (and his employment term had not been otherwise terminated earlier under the terms of the employment agreement).

The employment agreement provided for an annual base salary equal to the base

[side bar]

SEPARATION AGREEMENT

EMPLOYMENT AGREEMENT

APPENDIX B DESCRIPTION OF H. MARSHALL SCHWARZ'S SEPARATION AND EMPLOYMENT AGREEMENTS


salary paid by U.S. Trust to Mr. Schwarz before the merger and an annual bonus with a target of 165% of his base salary. It further provided that, for 2000, Mr. Schwarz's bonus would not be less than the bonus he received for 1999, and for 2001, it would not be less than 80% of the bonus he received for 1999. (Mr. Schwarz voluntarily waived the receipt of any bonus for 2001.)

The employment agreement also provided for grants of options on Company common stock, subject to the approval of the Board Compensation Committee. (Mr. Schwarz voluntarily waived the receipt of any options in 2001). The employment agreement also provided for other executive benefits, including participation in employee benefits and executive compensation plans and programs made available to other executive officers (except for plans that provide for severance pay or benefits).

[side bar]

EMPLOYMENT AGREEMENT

APPENDIX C DESCRIPTION OF JEFFREY S. MAURER'S EMPLOYMENT AGREEMENT


This Appendix C describes Jeffrey S. Maurer's employment agreement.

EMPLOYMENT AGREEMENT

The Company, U.S. Trust Corporation and Jeffrey S. Maurer entered into an employment agreement as of January 12, 2000. His employment term began on May 31, 2000 (the effective date of the merger involving the Company and U.S. Trust). His employment term terminates automatically on the third anniversary of the merger, unless earlier terminated under the terms of the agreement.

The employment agreement provides for an annual base salary equal to the base salary paid by U.S. Trust to Mr. Maurer before the merger and an annual bonus with a target of 150% of his base salary. It further provides that, for 2000, Mr. Maurer's bonus would not be less than the bonus he received for 1999, and for 2001, it would not be less than 60% of the bonus he received for 1999. The employment agreement permits the Company, after December 31, 2001, to modify, in its sole discretion, the specific terms of Mr. Maurer's bonus arrangement. Effective January 1, 2002, the Company elected to make Mr. Maurer eligible to participate in the Company's Corporate Executive Bonus Plan and Annual Executive Individual Performance Plan. (For a description of these plans, see "Variable Compensation" under the "Compensation Committee Report" beginning on page 30.)

The employment agreement also provides for grants of options on Company common stock, subject to the approval of the Board Compensation Committee. The employment agreement also provides other executive benefits, including participation in employee benefits and executive compensation plans and programs made available to other executive officers (except for plans that provide for severance pay or benefits).

In connection with the merger involving the Company and U.S. Trust, a key employee retention program was established. Under the terms of the retention program, if Mr. Maurer is an employee of the Company or one of its subsidiaries on May 31, 2002, he will receive a payment equal to $2.8 million of which $2,333,333 will be in cash. The remainder consists of stock options (based on a valuation formula).

The employment agreement provides that certain compensation and benefits will be paid or provided to Mr. Maurer if his employment is terminated without cause or he terminates his employment for good reason, as discussed below. "Cause" is defined as failure or refusal to perform duties (for reasons other than death or physical or mental incapacity), willful and gross negligence, the commission of a felony, violation of laws and regulations that are seriously detrimental to U.S. Trust and its business, or a material breach of the employment agreement by Mr. Maurer.

"Good reason" is defined as a material breach by the Company of the employment agreement, a substantial reduction in Mr. Maurer's responsibilities, Mr. Maurer's required relocation to a place

[side bar]

EMPLOYMENT AGREEMENT

APPENDIX C DESCRIPTION OF JEFFREY S. MAURER'S EMPLOYMENT AGREEMENT


of employment outside New York City, a reduction in annual base salary or targeted total compensation, or the failure to obtain the written assumption of the employment agreement by a successor to the Company or U.S. Trust.

If Mr. Maurer's employment is terminated without cause, or if he terminates his employment for good reason, he will be entitled to receive, among other things:

     o his base salary, bonus and benefits for each year remaining in his employment term (but not less than three times his base salary and targeted bonus if he is terminated before or on May 31, 2002, or not less than two times his base salary and targeted bonus if he is terminated after May 31, 2002), and

     o full and immediate vesting of all then outstanding stock options and other equity-based awards.

If termination of his employment is due to disability, Mr. Maurer will be entitled to receive, among other things:

     o his base salary through the termination date, any bonus due for the fiscal year ended prior to the termination, and any prorated portion of any bonus for the year in which the disability occurs, and

     o full and immediate vesting of all then outstanding stock options and other equity-based awards, with stock options remaining exercisable for one year after the termination (but not beyond their original term).

If termination of employment is due to death, Mr. Maurer's estate will be entitled to receive, among other things:

     o his base salary through the last day of the month in which his death occurs, any bonus due for the fiscal year ended prior to his death, and any prorated portion of any bonus for the year in which his death occurs, and

     o full and immediate vesting of all then outstanding stock options and other equity-based awards, with stock options remaining exercisable by his estate for one year after his death (but not beyond their original term).

The employment agreement prohibits Mr. Maurer from becoming associated with any business competing with the Company or U.S. Trust, or any of the Company's other subsidiaries or affiliates, in certain specified geographical areas for a period of:

     o two years following a termination of employment that occurs before or on May 31, 2002, or

     o   one year following a termination that occurs after May 31, 2002.

[side bar]

EMPLOYMENT AGREEMENT

APPENDIX D DESCRIPTION OF THE CORPORATE EXECUTIVE BONUS PLAN


GENERAL DESCRIPTION OF THE CORPORATE EXECUTIVE BONUS PLAN

PLAN PARTICIPANTS

The participants in the Corporate Executive Bonus Plan include the President and Co-Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and, from time to time, certain other officers having comparable positions, in each case as selected for participation by the Board Compensation Committee. Currently, seven executive officers are among this group of participants.

DETERMINATION OF BONUS AMOUNTS

The Corporate Executive Bonus Plan specifies a target bonus for each executive officer, which is expressed as a percentage of that executive's annual base salary, and which depends upon an assessment of that executive's roles and responsibilities. The Compensation Committee sets target bonuses in the first quarter of each year, based upon the recommendations of the Chairman and Co-Chief Executive Officer and, where appropriate, the President and Co-Chief Executive Officer. The President and Co-Chief Executive Officer receives all of his annual incentive compensation under the plan. The other six executive officers also participate in the Company's Annual Executive Individual Performance Plan, which pays additional annual bonuses based on the achievement of individual performance goals. The target bonus percentages under the Corporate Executive Bonus Plan are:

     o up to 500% of the President and Co-Chief Executive Officer's annual base salary, and

     o up to 100% of the annual base salaries of the other six executive officers.

The amount of the target bonus is then multiplied by a payout percentage, which is derived from a matrix fixed by the Compensation Committee in advance, and which can range from:

     o   0% to 500% for the President and Co-Chief Executive Officer and

     o   0% to 400% for the other six executive officers.

The matrix establishes the relationship between the payout percentage and the Company's performance for the year relative to its targets, which are currently based on the Company's pre-tax operating profit margin and net revenue growth. If stockholders approve the proposed amendment to the Corporate Executive Bonus Plan, the Compensation Committee will be able to select from among the following performance measures in establishing such targets at the beginning of each year after a review of corporate goals and objectives: revenue growth, operating revenue growth, consolidated pre-tax profit margin, consolidated pre-tax operating profit margin, client net new assets growth, stockholder return, return on net assets, earnings per share, return on equity, and return on investment.

In the case of the President and Co-Chief Executive Officer, the Compensation Committee has discretion, subject to the percentage limits mentioned above, to reduce the amount of any payment otherwise required under the plan. In any event, the amount of base salary included in the computation of the target bonus

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GENERAL DESCRIPTION OF THE CORPORATE EXECUTIVE BONUS PLAN

APPENDIX D DESCRIPTION OF THE CORPORATE EXECUTIVE BONUS PLAN


amount for each participant in any year may not exceed 250% of the base salary, determined as of March 31, 2000, payable to the participant holding the same or substantially similar position on March 31, 2000.

BONUS PAYMENTS

Payments under the plan for any year are made quarterly based on the Company's year-to-date performance for that year, except that payments to the President and Co-Chief Executive Officer are made annually within a reasonable time after the end of that year. Payments are generally made in cash, except that the Compensation Committee may decide to make all or a portion of the payments in Company stock or other equity-based awards (including stock options or restricted stock) with equivalent value. However, not more than 0.5% of the Company's outstanding shares may be issued in any year under the plan (combined with any such shares issued under the Annual Executive Individual Performance
Plan).

Amounts payable under the Corporate Executive Bonus Plan are generally paid in the year in which they are earned or during the following year. However, a recipient may elect to defer receipt of all or any portion of the amounts payable under the plan until a specified date, or until termination of employment, but deferrals will be paid immediately upon a change of control. Deferrals may be credited with growth rates, determined by the total return that would result from investments in certain registered investment companies selected from time to time by the Company, the allocation among which is determined by the participant.

PLAN ADMINISTRATION

The Compensation Committee administers the plan and makes all decisions regarding the operation of the plan and payments under it. The Compensation Committee may amend or terminate the plan at any time and for any reason.

PLAN BENEFITS TABLE

The table in Appendix F identifies the amounts that would have been payable for 2000 and 2001 under the Corporate Executive Bonus Plan, based on the assumptions stated in the table, if the proposed amendment to the plan had been in effect for those years. The fundamental design of the plan has not changed. The purpose of the amendment is to provide the Compensation Committee more flexibility in annually selecting performance goals and criteria in order to provide appropriate incentive to participants to achieve the business plan each year, as well as to ensure the desired tax treatment of bonus payments.

[side bar]

GENERAL DESCRIPTION OF THE CORPORATE EXECUTIVE BONUS PLAN

APPENDIX E DESCRIPTION OF THE ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN


GENERAL DESCRIPTION OF THE ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN

PLAN PARTICIPANTS

The participants in the Annual Executive Individual Performance Plan include the Vice Chairmen, Executive Vice Presidents and, from time to time, certain other officers having comparable positions, in each case as selected for participation by the Board Compensation Committee. Currently, six executive officers are among this group of participants.

DETERMINATION OF BONUS AMOUNTS

The Individual Performance Plan specifies a maximum bonus for each participant, which is 160% of the amount of the executive's bonus computed under the Corporate Executive Bonus Plan. Participants in the Individual Performance Plan may receive some, all, or none of their maximum bonus under the plan, depending upon an assessment of their achievement of individual performance goals, which is made by the Compensation Committee. The following paragraph describes how an executive's bonus is computed under the Corporate Executive Bonus Plan.

To determine the bonus payable to an executive officer under the Corporate Executive Bonus Plan, the Compensation Committee first determines a target bonus for each executive, which is expressed as a percentage of the executive's annual base salary, and depends upon an assessment of the executive's roles and responsibilities. The Compensation Committee sets target bonuses in the first quarter of each year, based upon the recommendations of the Chairman and Co-Chief Executive Officer and, where appropriate, the President and Co-Chief Executive Officer. For the executives who participate in the Individual Performance Plan, the target bonus percentages under the Corporate Executive Bonus Plan can be up to 100% of the executive's annual base salary. The amount of the target bonus is then multiplied by a payout percentage, which is derived from a matrix fixed by the Compensation Committee in advance, and which can range from 0% to 400% for the executives who participate in the Individual Performance Plan.

The matrix establishes the relationship between the payout percentage and the Company's performance for the year relative to its targets, which are currently based on the Company's pre-tax operating profit margin and net revenue growth. If stockholders approve the proposed amendment to the Individual Performance Plan, the Compensation Committee will be able to select from among the following performance measures in establishing such targets at the beginning of each year after a review of corporate goals and objectives: revenue growth, operating revenue growth, consolidated pre-tax profit margin, consolidated pre-tax operating profit margin, client net new assets growth, stockholder return, return on net assets, earnings per share, return on equity, and return on investment.

In any event, the amount of base salary included in the computation of the target bonus amount for each participant in any

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GENERAL DESCRIPTION OF THE ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN

APPENDIX E DESCRIPTION OF THE ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN


year may not exceed 250% of the base salary, determined as of March 31, 2000, payable to the participant holding the same or substantially similar position on March 31, 2000.

The amount so derived from multiplying the executive's target bonus by the payout percentage determined pursuant to the matrix is the amount of the bonus payable under the Corporate Executive Bonus Plan. This latter amount is then multiplied by 160% to determine the maximum bonus payable to the executive under the Individual Performance Plan.

BONUS PAYMENTS

Payments are generally made in cash, except that the Compensation Committee may decide to make all or a portion of the payments in Company stock or other equity-based awards (including stock options or restricted stock) with equivalent value. However, not more than 0.5% of the Company's outstanding shares may be issued in any year under the Individual Performance Plan (combined with any such shares issued under the Corporate Executive Bonus Plan).

Amounts payable under the Individual Performance Plan are generally paid within a reasonable time after the end of the year in which they are earned. However, a recipient may elect to defer receipt of all or any portion of the amounts payable under the plan until a specified date, or until termination of employment, but deferrals will be paid immediately if the Company undergoes a change in control. Deferrals may be credited with growth rates, determined by the total return that would result from investments in certain registered investment companies selected from time to time by the Company, the allocation among which is determined by the participant.

PLAN ADMINISTRATION

The Compensation Committee administers the Individual Performance Plan and makes all decisions regarding the operation of the plan and payments under it. The Compensation Committee may amend or terminate the plan at any time and for any reason.

PLAN BENEFITS TABLE

The table in Appendix F identifies the amounts that would have been payable for 2000 and 2001 under the Annual Executive Individual Performance Plan, based on the assumptions stated in the table, if the proposed amendment to the plan had been in effect for those years. The fundamental design of the plan has not changed. The purpose of the amendment is to provide the Compensation Committee more flexibility in annually selecting performance goals and criteria in order to provide appropriate incentive to participants to achieve the business plan each year, as well as to ensure the desired tax treatment of bonus payments.

[side bar]

GENERAL DESCRIPTION OF THE ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN

APPENDIX F NEW PLAN BENEFITS TABLE


NEW PLAN BENEFITS

                                                                                       ANNUAL EXECUTIVE
                                                  CORPORATE EXECUTIVE                     INDIVIDUAL
                                                     BONUS PLAN (1)                  PERFORMANCE PLAN (1)
                                                    DOLLAR VALUE ($)                    DOLLAR VALUE ($)

                                                BASED ON         BASED           BASED ON          BASED
                                                  2000          ON 2001            2000           ON 2001
NAME                                            RESULTS         RESULTS           RESULTS         RESULTS
---------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB (2)                                   N/A        N/A                 N/A             N/A
CHAIRMAN AND CO-CHIEF EXECUTIVE OFFICER

DAVID S. POTTRUCK (2)                           $11,200,000          0                 N/A             N/A
PRESIDENT AND CO-CHIEF EXECUTIVE OFFICER

H. MARSHALL SCHWARZ (2)                                 N/A        N/A                 N/A             N/A
EXECUTIVE VICE PRESIDENT

JEFFREY S. MAURER                                $1,593,312          0            $955,987               0
EXECUTIVE VICE PRESIDENT

DAWN GOULD LEPORE                                $1,608,344          0            $965,006               0
VICE CHAIRMAN-TECHNOLOGY AND ADMINISTRATION

JOHN PHILIP COGHLAN                              $1,499,368          0            $899,621               0
VICE CHAIRMAN AND EXECUTIVE VICE PRESIDENT

LON GORMAN                                       $1,499,368          0            $899,621               0
VICE CHAIRMAN AND EXECUTIVE VICE PRESIDENT

ALL CURRENT EXECUTIVE OFFICERS, AS A GROUP
(7 PERSONS--2001 CORPORATE EXECUTIVE BONUS
PLAN; 6 PERSONS--ANNUAL EXECUTIVE INDIVIDUAL
PERFORMANCE PLAN)                               $19,396,542          0          $4,917,925               0

ALL CURRENT DIRECTORS WHO ARE NOT EXECUTIVE             N/A        N/A                 N/A             N/A
OFFICERS, AS A GROUP (9 PERSONS) (3)

ALL CURRENT EMPLOYEES, OTHER THAN EXECUTIVE             N/A        N/A                 N/A             N/A
OFFICERS, AS A GROUP (3)


(1) The left side of each column identifies the amounts that would be payable under the Corporate Executive Bonus Plan and the Annual Executive Individual Performance Plan, as amended, for 2000, had the proposed amendments to the plans then been in effect, based on the Company's 2000 pre-tax operating profit margin of 24% and net revenue growth of 29%. The right side of each column identifies the amounts that would be payable under these plans for 2001, had the proposed amendments to the plans then been in effect, based on the Company's 2001 pre-tax operating profit margin of 15% and net revenue decline of 25%. Further, in each case, the amount shown is based on:

     o the base salaries originally established for 2001 ( rather than the reduced salaries for 2001 shown in the "Summary Compensation Table" on page 23) and 2001 target bonuses,

     o an assumption that the Board Compensation Committee decides to use pre-tax operating profit margin and net revenue growth as the sole performance measures in determining the amounts available for payment of bonuses under each plan, and

[side bar]

NEW PLAN BENEFITS TABLE

APPENDIX F NEW PLAN BENEFITS TABLE


     o an assumption that each executive officer receives his or her full target bonus under each plan.

(2) Mr. Schwab does not participate in the Corporate Executive Bonus Plan, and he and Mr. Pottruck do not participate in the Annual Executive Individual Performance Plan. Mr. Schwarz did not participate in either plan before his retirement in February 2002, and he will not participate in them under the terms of his separation agreement described in Appendix B.

(3) Only executive officers are eligible to participate in the Corporate Executive Bonus Plan and the Annual Executive Individual Performance Plan.

[side bar]

NEW PLAN BENEFITS TABLE

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





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



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





                         THE CHARLES SCHWAB CORPORATION


                             101 Montgomery Street
                        San Francisco, California 94104
                                 (415) 627-7000
                                 WWW.SCHWAB.COM

                         THE CHARLES SCHWAB CORPORATION

                         CORPORATE EXECUTIVE BONUS PLAN

                         (AS AMENDED FEBRUARY 27, 2002)

I.       PURPOSES

         The purposes of this Corporate Executive Bonus Plan (the "Plan") are:
         (a) to provide greater incentive for key executives continually to exert their best efforts on behalf of The Charles Schwab Corporation (the "Company") by rewarding them for services rendered with compensation that is in addition to their regular salaries; (b) to attract and to retain in the employ of the Company persons of outstanding competence; and (c) to further the identity of interests of such employees with those of the Company's stockholders through a strong performance-based reward system.

II.      FORM OF AWARDS

         1. Incentive compensation awards under this Plan shall be generally granted in cash, less any applicable withholding taxes; provided that the Committee may determine, from time to time, that all or a portion of any award may be paid in the form of an equity based incentive, including without limitation stock options, restricted shares, or outright grants of Company stock. The number of shares and stock options granted in any year, when added to the number of shares and stock options granted for such year pursuant to the Company's Annual Executive Individual Performance Plan, shall in no event exceed .5% of the outstanding shares of the Company.

III.     DETERMINATION OF AWARDS

         1. Incentive awards for participants other than the President/Co-Chief Executive Officer shall be determined quarterly according to a Corporate Performance Payout Matrix that shall be adopted at the beginning of each year by the Compensation Committee of the Board of Directors (the "Committee"). The Executive Committee Corporate Performance Payout Matrix shall be based on corporate performance criteria to be selected by the Committee from among the following: revenue growth, operating revenue growth, consolidated pretax profit margin, consolidated pretax operating margin, customer net new asset growth, stockholder return, return on net assets, earnings per share, return on equity, and return on investment. Awards shall be defined by reference to a target percentage of base salary determined, from time to time, by the Committee. Payouts described in this subsection shall be calculated and paid on a quarterly basis, based on year-to-date performance compared with the comparable period in the preceding year.

         2. With respect to payments made pursuant to Section III.1, the amount of base salary included in the computation of incentive awards shall not exceed 250% of the base salary in effect for the officer holding the same or substantially similar position on March 31, 2000. In addition, for all participants other than the President/Co-Chief Executive Officer, (i) the maximum target incentive percentage shall be 100% of base salary and (ii) the maximum award shall be 400% of the participant's target award.

         3. Incentive awards for the President/Co-Chief Executive Officer shall be determined in accordance with a Corporate Performance Payout Matrix that shall be adopted at the beginning of each year by the Committee. The Committee shall determine the President/Co-Chief Executive Officer's award each year, up to the maximum amount defined by the matrix for a given level of performance. This matrix may, if the Committee deems appropriate, differ from that described in Subsection III.1. However, the performance criteria shall be the same as referred to above. Payouts for the President/Co-Chief Executive Officer shall be made on an annual basis, based on the Company's results for the full year.

         4. The maximum award payable for the President/Co-Chief Executive Officer under this plan shall be no more than 500% of his target incentive award. The target incentive amount shall be determined each year by the Committee, but may not exceed 500% of base salary. The amount of base salary taken into account for purposes of computing the target incentive award may not exceed 250% of the President/Co-Chief Executive Officer's base salary as of March 31, 2000.

         5. Notwithstanding anything to the contrary contained in this Plan, the Committee shall have the power, in its sole discretion, to reduce the amount payable to any Participant (or to determine that no amount shall be payable to such Participant) with respect to any award prior to the time the amount otherwise would have become payable hereunder. In the event of such a reduction, the amount of such reduction shall not increase the amounts payable to other participants under the Plan.

IV.      ADMINISTRATION

         1. Except as otherwise specifically provided, the Plan shall be administered by the Committee. The Committee members shall be appointed pursuant to the Bylaws of the Company, and the members thereof shall be ineligible for awards under this Plan for services performed while serving on said Committee.

         2. The decision of the Committee with respect to any questions arising as to interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be, in its sole and absolute discretion, final, conclusive and binding.

V.       ELIGIBILITY FOR AWARDS

         1. Awards under the Plan may be granted by the Committee to those employees who have contributed the most in a general way to the Company's success by their ability, efficiency, and loyalty, consideration being given to ability to succeed in more important managerial responsibility in the Company. This is intended to include the President/Co-Chief Executive Officer, Vice Chairmen, Executive Vice Presidents, and from time to time, certain other officers having comparable positions. No award may be granted to a member of the Company's Board of Directors except for services performed as an employee of the Company.

         2. Except in the event of retirement, death, or disability, to be eligible for an award an employee shall be employed by the Company as of the date awards are calculated and approved by the Committee under this Plan.

         3. For purposes of this Plan, the term "employee" shall include an employee of a corporation or other business entity in which this Company shall directly or indirectly own 50% or more of the outstanding voting stock or other ownership interest.

VI.      AWARDS

         1. The Committee shall determine each year the payments, if any, to be made under the Plan. Awards for any calendar year shall be granted not later than the end of the first quarter of the calendar year, and payments pursuant to the Plan shall be made as soon as practicable after the close of each calendar quarter (or, in the case of the President/Co-Chief Executive Officer, as soon as practicable after the close of each calendar year).

         2. Upon the granting of awards under this Plan, each participant shall be informed of his or her award by his or her direct manager and that such award is subject to the applicable provisions of this Plan.

VII.     DEFERRAL OF AWARDS

         1. A participant in this Plan who is also eligible to participate in The Charles Schwab Corporation Deferred Compensation Plan may elect to defer payments pursuant to the terms of that plan.

VIII.    RECOMMENDATIONS AND GRANTING OF AWARDS

         1. Recommendations for awards shall be made to the Committee by the Co-Chief Executive Officers, except that, with respect to the President/Co-Chief Executive Officer, recommendations for awards shall be made solely by the Chairman/Co-Chief Executive Officer.

         2. Any award shall be made in the sole discretion of the Committee, which shall take final action on any such award. No person shall have a right to an award under this Plan until final action has been taken granting such award.

IX.      AMENDMENTS AND EXPIRATION DATE

         While it is the present intention of the Company to grant awards annually, the Committee reserves the right to modify this Plan from time to time or to repeal the Plan entirely, or to direct the discontinuance of granting awards either temporarily or permanently; provided, however, that no modification of this plan shall operate to annul, without the consent of the beneficiary, an award already granted hereunder; provided, also, that no modification without approval of the stockholders shall increase the maximum amount which may be awarded as hereinabove provided.

X.       MISCELLANEOUS

         All expenses and costs in connection with the operation of this Plan shall be borne by the Company and no part thereof shall be charged against the awards anticipated by the Plan. Nothing contained herein shall be construed as a guarantee of continued employment of any participant hereunder. This Plan shall be construed and governed in accordance with the laws of the State of California.

                         THE CHARLES SCHWAB CORPORATION

                  ANNUAL EXECUTIVE INDIVIDUAL PERFORMANCE PLAN

                         (AS AMENDED FEBRUARY 27, 2002)

I.       PURPOSES

         The purposes of this Annual Executive Individual Performance Plan (the "Plan") are: (a) to provide greater incentive for key executives to continually exert their best efforts on behalf of The Charles Schwab Corporation (the "Company") by rewarding them for services rendered with incentive compensation that is in addition to their regular salaries; (b) to attract and to retain in the employ of the Company persons of outstanding competence; and (c) to further align the interests of such employees with those of the Company's stockholders through a strong performance-based reward system.

II.      FORM OF AWARDS

         Incentive compensation awards under this Plan shall be generally granted in cash, less any applicable withholding taxes; provided that the Committee may determine, from time to time, that all or a portion of any award may be paid in the form of an equity based incentive, including without limitation stock options, restricted shares, or outright grants of Company stock. The number of shares and stock options granted in any year, when added to the number of shares and stock options granted for such year pursuant to the Company's Corporate Executive Bonus Plan, shall in no event exceed .5% of the outstanding shares of the Company.

III.     DETERMINATION OF AWARDS

         1. Incentive awards for participants shall be determined annually. The participants in the Plan shall be the executive officers who are selected by the Compensation Committee of the Board of Directors (the "Committee") to participate in the Charles Schwab Corporate Executive Bonus Plan (the "CEB Plan"), except that the President and Co-Chief Executive Officer shall not be eligible to participate in the Plan. Payouts under the CEB Plan are defined by reference to a target percentage of base salary determined, from time to time, by the Committee and pursuant to a payout matrix, adopted from time to time by the Committee, that uses corporate performance criteria, to be selected by the Committee from among the following: revenue growth, operating revenue growth, consolidated pretax profit margin, consolidated pretax operating margin, customer net new asset growth, stockholder return, return on net assets, earnings per share, return on equity, and return on investment. Each participant shall have a bonus target under the Plan equal to such Participant's bonus target under the CEB Plan, multiplied by 160%. Payouts described in this subsection shall be calculated and paid on an annual basis.

         2. With respect to payments made pursuant to Section III.1, the amount of base salary included in the computation of incentive awards pursuant to the CEB Plan shall not exceed 250% of the base salary in effect for the officer holding the same or substantially similar position on March 31, 2000. In addition,
               (i) the maximum target incentive percentage pursuant to the CEB Plan shall be 100% of base salary and (ii) the maximum award pursuant to the CEB Plan shall be 400% of the participant's target award.


         3. Notwithstanding anything to the contrary contained in this Plan, the Committee shall have the power, in its sole discretion, to reduce the amount payable to any Participant (or to determine that no amount shall be payable to such Participant) with respect to any award prior to the time the amount otherwise would have become payable hereunder. In the event of such a reduction, the amount of such reduction shall not increase the amounts payable to other participants under the Plan.

IV.      ADMINISTRATION

         1. Except as otherwise specifically provided, the Plan shall be administered by the Committee. The Committee members shall be appointed pursuant to the Bylaws of the Company, and the members thereof shall be ineligible for awards under this Plan for services performed while serving on said Committee.

         2. The decision of the Committee with respect to any questions arising as to interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be, in its sole and absolute discretion, final, conclusive and binding.

V.       ELIGIBILITY FOR AWARDS

         1. Awards under the Plan shall be granted by the Committee to those employees who are eligible to participate in the CEB Plan. This is intended to include the Vice Chairmen, Executive Vice Presidents, and other officers having comparable positions.

               No award may be granted to a member of the Company's Board of Directors except for services performed as an employee of the Company.

         2. Except in the event of retirement, death, or disability, to be eligible for an award an employee must be employed by the Company as of the date awards are calculated and approved by the Committee under this Plan.

         3. For purposes of this Plan, the term "employee" shall include an employee of a corporation or other business entity in which this Company shall directly or indirectly own 50% or more of the outstanding voting stock or other ownership interest.

VI.      AWARDS

         1. The Committee shall determine each year the payments, if any, to be made under the Plan. Awards for any calendar year shall be granted not later than the end of the first quarter of the calendar year, and payments pursuant to the Plan shall be made as soon as practicable after the close of the calendar year.

         2. Upon the granting of awards under this Plan, each participant shall be informed of his or her award by his or her direct manager and that such award is subject to the applicable provisions of this Plan.

VII.     DEFERRAL OF AWARDS

         1. A participant in this Plan who is also eligible to participate in The Charles Schwab Corporation Deferred Compensation Plan may elect to defer payments pursuant to the terms of that plan.

VIII.    RECOMMENDATIONS AND GRANTING OF AWARDS

         1. Recommendations for awards shall be made to the Committee by the Co-Chief Executive Officers.

         2. Any award shall be made in the sole discretion of the Committee, which shall take final action on any such award. No person shall have a right to an award under this Plan until final action has been taken granting such award.

IX.      AMENDMENTS AND EXPIRATION DATE

         While it is the present intention of the Company to grant awards annually, the Committee reserves the right to modify this Plan from time to time or to repeal the Plan entirely, or to direct the discontinuance of granting awards either temporarily or permanently; provided, however, that no modification of this plan shall operate to annul, without the consent of the beneficiary, an award already granted hereunder; provided, also, that no modification without approval of the stockholders shall increase the maximum amount which may be awarded as hereinabove provided.

X.       MISCELLANEOUS

         All expenses and costs in connection with the operation of this Plan shall be borne by the Company and no part thereof shall be charged against the awards anticipated by the Plan. Nothing contained herein shall be construed as a guarantee of continued employment of any participant hereunder. This Plan shall be construed and governed in accordance with the laws of the State of California.

                         THE CHARLES SCHWAB CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                              MONDAY, MAY 13, 2002
                                2:00 P.M. (PST)

                               THE ARGENT HOTEL
                                50 THIRD STREET
                           SAN FRANCISCO, CALIFORNIA






  THE ANNUAL MEETING OF STOCKHOLDERS WILL BE BROADCAST OVER THE INTERNET. FOR
     INFORMATION ABOUT THE REAL-TIME WEBCAST, VISIT WWW.SCHWABEVENTS.COM.








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THE CHARLES SCHWAB CORPORATION
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104                                                    PROXY
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 13, 2002.


The shares of stock you hold in your account, as well as any shares you hold under The Charles Schwab Corporation Dividend Reinvestment and Stock Purchase Plan, The SchwabPlan Retirement Savings and Investment Plan and/or the U.S. Trust Corporation 401(k) Plan will be voted as you specify on the reverse side.


IF YOU SIGN AND RETURN YOUR PROXY CARD AND NO CHOICE IS SPECIFIED, YOUR SHARES WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

By signing the proxy, you revoke all prior proxies and appoint Charles R. Schwab and David S. Pottruck, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.












                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                            COMPANY #

                                                            CONTROL #


THERE ARE THREE WAYS TO VOTE YOUR SHARES


YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


VOTE BY TELEPHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY ***
IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m., Central time, on May 10, 2002.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o  Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- HTTP://WWW.EPROXY.COM/SCH/ -- QUICK *** EASY *** IMMEDIATE

o Use the Internet to vote your shares 24 hours a day, 7 days a week, until 12:00 p.m., Central time, on May 10, 2002.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic proxy.
o  You will have the option to receive all future materials via the Internet.


VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to The Charles Schwab Corporation, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.


                                       Account Number
                                                      --------------------------

     IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.
                               PLEASE DETACH HERE




        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.


1. Election of directors:

01 Frank C. Herringer  02 Stephen T. McLin
03 Charles R. Schwab   04 Roger O. Walther

[ ]  Vote FOR all nominees       [ ]  Vote WITHHELD
     (except as marked)               from all nominees


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR
 ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE
 NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                   -----------------------------

2. Approval of Amendment to the Corporate
   Executive Bonus Plan.                      [ ] For  [ ] Against   [ ] Abstain

3. Approval of Amendment to the Annual
   Executive Individual Performance Plan.     [ ] For  [ ] Against   [ ] Abstain



WHEN THIS PROXY IS PROPERLY EXECUTED YOUR SHARES WILL BE VOTED: (1) AS DIRECTED; (2) FOR EACH PROPOSAL IF NO DIRECTION IS GIVEN; AND (3) ACCORDING TO THE BEST JUDGMENT OF CHARLES R. SCHWAB AND DAVID S. POTTRUCK IF ANY OTHER MATTER COMES BEFORE THE ANNUAL MEETING FOR A VOTE.


Address Change? Mark Box   [ ]  Indicate changes below:


Date -------------------------------------------------------


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Signature(s) in Box
Please sign exactly as your name(s) appear on the proxy card. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.